                                                              EXHIBIT 10.8


                         SOFTWARE DISTRIBUTION AGREEMENT

                                     BETWEEN

                            LUCENT TECHNOLOGIES INC.

                                       AND

                              NABNASSET CORPORATION



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

                                TABLE OF CONTENTS

                         SOFTWARE DISTRIBUTION AGREEMENT
                                     BETWEEN
                            LUCENT TECHNOLOGIES INC.
                                       AND
                              NABNASSET CORPORATION

RECITALS................................................................  -1-

1.   DEFINITIONS........................................................  -1-

2.   LICENSE GRANT......................................................  -3-

3.   RELATIONSHIP OF THE PARTIES........................................  -4-

4.   PERIODIC MEETINGS..................................................  -5-

5.   GOLDEN MASTERS.....................................................  -6-

6.   MONTHLY REPORTS....................................................  -6-

7.   AUDIT..............................................................  -7-

8.   LICENSE FEE........................................................  -7-

9.   RIGHTS TO PRODUCT..................................................  -7-

10.  DELIVERABLES.......................................................  -8-

11.  TAXES..............................................................  -9-

12.  PAYMENTS........................................................... -10-

13.  MISCELLANEOUS EXPENSES............................................. -11-

14.  ESCROW AGREEMENT................................................... -11-

15.  ACCEPTANCE......................................................... -12-



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

16.  CONTINUED PRODUCT AVAILABILITY..................................... -13-

17.  MARKETING.......................................................... -13-

18.  WARRANTY........................................................... -14-

19.  LIMITATION OF LIABILITY............................................ -16-

20.  TECHNICAL SUPPORT.................................................. -16-

21.  TRAINING........................................................... -17-

22.  END USER SUBLICENSES............................................... -17-

23.  TERM, TERMINATION AND DEFAULT...................................... -18-

24.  INDEMNIFICATION.................................................... -20-

25.  COPYRIGHT NOTICE................................................... -21-

26.  ASSIGNMENT......................................................... -22-

27.  USE OF TRADENAME................................................... -23-

28.  CONFIDENTIALITY.................................................... -24-

29.  EXPORT............................................................. -26-

30.  LUCENT RIGHT TO COMPARABLE PRODUCT................................. -26-

31.  NOTICES AND REQUESTS............................................... -27-

32.  CONTROLLING LAW.................................................... -28-

33.  ENTIRE AGREEMENT................................................... -28-

34.  DISPUTE RESOLUTION................................................. -28-



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

35.  GENERAL............................................................ -29-

36.  FORCE MAJEURE...................................................... -29-

37.  AGREEMENT TITLE AND ARTICLE HEADINGS............................... -29-

38.  IMPLEADER.......................................................... -29-

39.  EXCLUSION OF LICENSES.............................................. -30-

40.  NON-WAIVER......................................................... -30-

41.  INSURANCE AND LIABILITY............................................ -30-

42.  COMPLIANCE WITH LAWS............................................... -31-

43.  RELEASES VOID...................................................... -31-

44.  PLANT RULES AND GOVERNMENT CLEARANCE............................... -32-

45.  SURVIVAL OF OBLIGATIONS............................................ -32-

46.  HARDWARE AND SOFTWARE DEVELOPMENT ASSISTANCE....................... -32-

47.  EXHIBITS INCORPORATED.............................................. -32-

EXHIBITS and ATTACHMENTS

        Exhibit A - Product to be Delivered
        Exhibit B - Payment Schedule
        Exhibit C - Training Deliverables
        Exhibit D - Technical Support
        Exhibit E - Supplier's Existing and Potential Customers
        Exhibit F - Supplier's Standard License Agreement

        Attachment 1 - Escrow Agreement



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

                         SOFTWARE DISTRIBUTION AGREEMENT

        This Agreement is entered into by and between Lucent Technologies Inc., a Delaware corporation, by and through its Business Communications Systems Division with a place of business at 211 Mt. Airy Rd., Basking Ridge NJ 07920 (hereinafter called LUCENT), and Nabnasset Corporation, a Massachusetts corporation, with a place of business at 15 Craig Road, Acton, Massachusetts 01720 (hereinafter called SUPPLIER).

      The effective date of this Agreement shall be the later of the dates executed by the respective parties.

                                    RECITALS

      WHEREAS, SUPPLIER has the right to license PRODUCT, as hereinafter defined, and

      WHEREAS, LUCENT desires to obtain rights to PRODUCT and related materials described hereinafter; and

      WHEREAS, SUPPLIER desires to provide LUCENT with such rights upon the terms and conditions set forth in this Agreement; and

      NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions set forth in this Agreement, the parties agree as follows:

                                 1. DEFINITIONS

A. AFFILIATE: means a subsidiary, corporation, partnership, or venture a majority of whose voting stock or ownership interest is owned directly or indirectly by LUCENT.

B. AGREEMENT: means this document and all of the annexed schedules and exhibits, all of which are hereby incorporated herein by reference together with any future written amendments hereto which have been executed by SUPPLIER and LUCENT.

C. CONFIDENTIAL INFORMATION: means information which is defined in Section 28 hereof.

D. DEMONSTRATION COPY: means a copy of the PRODUCT contained in demonstration kits which shall be supplied to LUCENT by SUPPLIER at no charge.



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

E. DOCUMENTATION: means the technical documentation, user manuals, handbooks. list of errors, workarounds, specifications and other written materials relating to PRODUCT provided by SUPPLIER for the PRODUCT.

F. END USER: means a third person or legal entity that obtains rights from LUCENT or from a Subdistributor during the term of this Agreement to utilize PRODUCT and who will have no right to grant further rights to or license PRODUCT to others.

G. ENHANCEMENTS: means modifications or additions to PRODUCT other than maintenance modifications, that may be integrated into the PRODUCT and alter features, functionality or performance of the PRODUCT.

H. GOLDEN MASTER: means an Object Code version of the PRODUCT provided to LUCENT on a media mutually agreed upon by LUCENT and SUPPLIER which will be utilized by LUCENT to replicate copies of the PRODUCT for distribution to End Users pursuant to Sublicenses.

I. LICENSE FEE: means the amount of money to be paid by LUCENT to SUPPLIER in accordance with the schedule set forth on Exhibit B hereof for each copy of the PRODUCT replicated and provided to an End User, to a Subdistributor or used internally by LUCENT in a production environment.

J. MAINTENANCE AGREEMENT: means a separate agreement which addresses the maintenance and support obligation to End Users and which is more fully described in Exhibit D hereto.

K. MAINTENANCE RELEASE: means a modification of the Object Code of the Product which corrects bugs or errors but does not alter the functionality of the PRODUCT.

L. MAJOR RELEASE: means a new version of the Object Code of the PRODUCT which SUPPLIER has determined results in a substantial alteration in the features or functions of the PRODUCT.

M. MINOR RELEASE: means a new set of Object Code for the PRODUCT that includes support for planned future features and /or addition of limited new features.

N. NEW MODULE: means additional functionality that SUPPLIER may make available to LUCENT and/or End Users for licensing separately to work with the PRODUCT.



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

0. OBJECT CODE: means computer programs of the PRODUCT assembled or compiled in magnetic or electronic binary form on software media which are readable and reasonable by machine but are not generally readable by humans without reverse assembly, reverse compiling or reverse engineering and which are executable versions of the PRODUCT which may be utilized on platforms as defined in Exhibit A hereto.

P. PRODUCT: means the (1) Object Code version of the software of SUPPLIER, that is described in Exhibit A hereto that SUPPLIER markets, maintains and supports as of the date of this Agreement, (2) any Releases, as hereinafter defined, enhancements, fixes, updates and modifications provided to LUCENT pursuant to the terms and provisions hereof, and the Documentation. PRODUCT does not include any intellectual property developed or created by LUCENT pursuant to
Section 9 of this Agreement.

Q. RELEASES: means any Enhancement, Major Release, Minor Release, or Maintenance Release.

R. SUPPORT: means warranty and maintenance services which the SUPPLIER is obligated to provide pursuant to the terms and provisions of the warranty or a Maintenance Agreement.

S. SUBDISTRIBUTORS: means a third party who is granted distribution rights to End Users by Lucent through a Sublicense agreement pursuant to the terms and provisions of this Agreement.

T. SUBLICENSE: means a written agreement between an End User and a Subdistributor LUCENT; or between a Subdistributor and LUCENT, pursuant to which the End User is granted limited rights to use the PRODUCT and the Subdistributor is granted certain distribution rights.

                                2. LICENSE GRANT

A. SUPPLIER grants LUCENT, subject to the terms and conditions set forth herein, including but not limited to the payment terms set forth in Exhibit B, a non-exclusive, perpetual, worldwide right and license to use, demonstrate, market, Sublicense, and distribute copies of PRODUCT supplied to LUCENT by SUPPLIER in Object Code form.

      SUPPLIER also grants to LUCENT a non-exclusive, perpetual, royalty-free license to (i) use and reproduce the PRODUCT for purposes of evaluation and acceptance; (ii) reproduce Demonstration Copies of each PRODUCT supplied to LUCENT by SUPPLIER



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation solely for the purpose of marketing and promoting the PRODUCT and training customers in its use; (iii) reproduce and distribute copies of Documentation for use by LUCENT personnel in its activities pursuant to this Agreement and for use by Subdistributors and End Users; and (iv) reproduce and distribute copies and Documentation in furtherance of this Agreement. Any and all rights and licenses granted to LUCENT under this Agreement shall be non-transferrable except that
(a) LUCENT may transfer all or part of said rights and licenses at any time to any AFFILIATE; and (b) LUCENT may transfer all or part of said rights and licenses to a third party with the prior written consent of SUPPLIER, which consent shall not be unreasonably withheld. LUCENT shall also have the right to appoint any AFFILIATE or any third party as a Subdistributor either in the United States or in any countries internationally in which the PRODUCT is Sublicensed. Such Subdistributor(s) shall have the right and license to Sublicense the PRODUCT to further Subdistributors or to End-Users. LUCENT shall be responsible to SUPPLIER for the acts of its Subdistributors that are in violation of this Agreement.

B. In no event shall LUCENT reverse compile or disassemble Object Code versions of the PRODUCT or otherwise create, or attempt to create or permit, allow or assist others to create source code versions of the PRODUCT

C. The license grants to LUCENT in this Agreement shall extend to any AFFILIATE.

                         3. RELATIONSHIP OF THE PARTIES

      LUCENT and SUPPLIER are and shall remain independent companies and the employees of one shall not hold themselves out or be considered to be employees or representatives of the other. This Agreement is not intended by the parties to constitute or create a joint venture, agency, partnership, OEM, or other form of business organization, and the rights and obligations of the parties shall be only those expressly set forth herein. If LUCENT and SUPPLIER agree to provide an integrated solution to a customer and LUCENT and SUPPLIER determine that a prime contractor/subcontractor relationship between LUCENT and SUPPLIER is appropriate, unless LUCENT and SUPPLIER agree to the contrary, LUCENT shall assume the prime contractor position, and in every prime/subcontractor situation, a separate written prime/subcontractor agreement covering the respective obligations of the parties and the rights to any intellectual property created during the prime/subcontractor relationship pertaining to that customer shall be executed by LUCENT and SUPPLIER. The terms of these separate prime/subcontractor agreements shall not override the terms of this Agreement unless expressly agreed to by LUCENT and SUPPLIER.

      If, at any time, either party discloses to the other party information relating to an



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation opportunity to sublicense PRODUCT to an interested End User, such information shall be deemed Confidential Information as defined in Section 28 hereof, and as such, shall not be used as a sales lead by either party's direct sales force to approach said End User to license PRODUCT directly to said End User unless agreed by the parties. Further, SUPPLIER agrees not to create any commission plan or any other type of incentive that would have the effect of encouraging the direct sales force of SUPPLIER to specifically compete against LUCENT.

      At SUPPLIER's request, LUCENT acknowledges that SUPPLIER has established relationships with certain end users of the PRODUCT ("Existing Customers") and has entered into marketing discussions with certain potential end users ("Potential End Users"). Said Existing End Users and Potential End Users (collectively, "Listed Customers") are listed in Exhibit E. As soon as practical after the effective date of this Agreement, sales or marketing personnel of the parties shall agree on the parties' respective roles in dealing with the Listed Customers with respect to the PRODUCT and related services. If a joint agreement cannot be reached by the parties as to any Existing Customer by July 1, 1997, SUPPLIER shall have right of first preference to enter into agreements with such Existing Customer for PRODUCT and related services. If a joint agreement cannot be reached by the parties as to any Potential End User by July 1, 1997, the parties shall market and sell PRODUCT and related services to such Potential End User independently and without restriction in the absence of an agreement by the parties to the contrary as to any Potential End User. Beginning on January 1, 1998, the parties shall market and sell PRODUCT and related services independently and without restriction to Potential End Users. Nothing in this paragraph shall be construed to preclude any customer, Listed Customer or End User at any time from electing to license PRODUCT from either party and such election shall be binding on both parties. Nothing contained in this paragraph shall restrict LUCENT from marketing or selling any LUCENT or third party equipment or related services to any customer or End User, including but not limited to any Listed Customer, provided that, LUCENT shall not market or sell the PRODUCT and related services, or a product and its related services which directly compete with the PRODUCT and related services, to an Existing Customer in the absence of a specific request by such Existing Customer.

                              4. PERIODIC MEETINGS

      During the term of this Agreement, duly authorized representatives of the parties shall meet quarterly within thirty (30) days of the receipt by SUPPLIER of the quarterly payment by LUCENT of any fees due hereunder to discuss issues arising out of this Agreement and related services and PRODUCT, to review volumes of PRODUCT Sublicensed by LUCENT, to review SUPPLIER plans relating to PRODUCT, and to



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation review levels of Sublicense satisfaction with PRODUCT. No discussions or agreements reached during said meetings shall modify or amend this Agreement unless reduced to the form of a Written amendment to this Agreement signed by authorized representatives of LUCENT and SUPPLIER.

                                5. GOLDEN MASTERS

      Upon execution of this Agreement by LUCENT and SUPPLIER, SUPPLIER shall provide to LUCENT (i) three copies of a Golden Master of the PRODUCT software in Object Code form and (ii) three copies of all applicable Documentation. The Documentation shall be provided on the same media as the Object Code that will allow LUCENT to reproduce and distribute such Documentation in accordance with normal manufacture reproduction procedures. In addition to the rights granted in
Section 2 hereof, entitled License Grant, subject to the provisions of this Agreement, LUCENT shall have the right to reproduce the PRODUCT in Object Code form and all applicable Documentation for distribution to End Users solely for the use of such End User without the right to distribute the PRODUCT further. Subject to the provisions of this Agreement, LUCENT shall also have the right to distribute the PRODUCT, Demonstration Copies, and Documentation to its Subdistributors.

                               6. MONTHLY REPORTS

      LUCENT shall render written monthly reports to SUPPLIER within [*] days from the end of each calendar month specifying the number of copies of the PRODUCT and the number of copies of the Documentation delivered to End Users during the previous month. Each such report shall include the name and address of each End User. Within [*] days from the end of each quarter, LUCENT will pay to SUPPLIER the total License Fees payable to SUPPLIER corresponding to the number of copies of PRODUCT replicated and shipped to End Users or used internally by LUCENT during the quarter just ended.

      SUPPLIER shall render written monthly reports to LUCENT within thirty (30) days from the end of each calendar month specifying the number of Maintenance Agreements with End Users executed during the previous month. Each such report shall include the name and address of each End User. Within [*] days of the end of each quarter SUPPLIER will pay to LUCENT the portion due LUCENT of such fees paid pursuant to such Maintenance Agreements during the quarter just ended.



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    7. AUDIT

      SUPPLIER shall have the right to engage an independent accounting firm to audit LUCENT's information on distribution of the PRODUCT to establish the accuracy and timeliness of monthly reports and quarterly payments made to SUPPLIER by LUCENT. The information provided to SUPPLIER by the accounting firm shall be limited to the firm's opinion on the accuracy and timeliness of reports and payments made by LUCENT: as to all other information qathered or discovered during the audit, the accounting firm shall be required to hold all such information strictly confidential to LUCENT. The audit may be conducted not more than once a year, and LUCENT shall not unreasonably, withhold or delay its consent to the time of the audit and SUPPLIER'S choice of accounting firm. The accounting firm shall be bound by a non-disclosure agreement in the form to be provided by LUCENT to ensure compliance with this paragraph and shall provide LUCENT with a copy of its audit report. Any discrepancies or errors identified in an audit report shall be corrected by the party who committed the error within thirty (30) days of the receipt of the report by that party. Any dispute related to the content of an audit report shall be resolved pursuant to Section 34.

                                 8. LICENSE FEE

      LUCENT shall pay SUPPLIER a License Fee as shown in EXHIBIT B for each copy of the PRODUCT replicated and provided to an End User by LUCENT or its Subdistributors.

                              9. RIGHTS TO PRODUCT

      The PRODUCT, including all Releases and New Modules, is and shall remain at all times the exclusive property of SUPPLIER. LUCENT shall have no right, title or interest in the PRODUCT except as expressly set forth herein. No Subdistributor or End User shall acquire any rights of ownership in the PRODUCT. At the request of SUPPLIER, LUCENT will execute and deliver any document, instrument or agreement to SUPPLIER that may be appropriate to maintain the exclusive ownership of the PRODUCT by SUPPLIER.

      The parties recognize and acknowledge that LUCENT shall have the right to develop and create templates, interfaces, and other intellectual property that may be used in conjunction with the PRODUCT or incorporated into the PRODUCT for specific End Users. The parties agree that LUCENT shall have full right, title, and interest in the



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation intellectual property that it develops and creates, and SUPPLIER shall have full right, title, and interest in the intellectual property it has developed and created, including but not limited to the PRODUCT delivered to LUCENT, and to the intellectual property SUPPLIER develops and creates in the future. No right, title or interest in intellectual property shall pass from one party to the other unless expressly set forth in this Agreement or upon the express, written consent of both parties. Any dispute between the Parties relating to a right or interest of intellectual property shall be resolved pursuant to Section 34.

      SUPPLIER may use, sell, assign, transfer or license the PRODUCT to third parties free from any restrictions of LUCENT.

                                10. DELIVERABLES

A. SUPPLIER agrees to deliver upon execution to LUCENT three (3) Golden Master copies of the PRODUCT; three (3) copies of all Documentation contained in media described in EXHIBIT A; three (3) Golden Master copies of Demonstration Copies of the PRODUCTS; and any other deliverable items set forth in Exhibit A.

B. Deliveries by SUPPLIER of Golden Masters and Documentation under this Agreement shall be one copy of each to the following three locations:

                              Lucent Receiving Dock
                              1200 West 120 Avenue
                              Westminster, CO 80234

                Operations Manager Integrated Business Solutions
                           8200 East Maplewood Avenue
                              Englewood, CO 80111
                               Attn: Jerald Wyatt
                                  Dan Prentice

                      Lucent Technologies Bell Laboratories
                                   Room 30E108
                              11900 N. Pecos Street
                           Westminster, CO 80234-2703

      Any or all of these locations may be changed by LUCENT at any time upon written notice to SUPPLIER.



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

C. From time to time, SUPPLIER may issue Releases and New Modules. SUPPLIER shall promptly provide to LUCENT, at no additional charge, three (3) Golden Master Copies of the Releases and New Modules, three (3) Golden Master copies of corresponding Demonstration Copies, and three (3) copies of all applicable Documentation for each Release or New Module as soon as such Release or New Module is ready for use by any of SUPPLIER's customers. Whenever possible, SUPPLIER will provide LUCENT with 120 day advance notice of Release or New Module schedules and content. Such Release or New Module shall be considered PRODUCT subject to all terms and conditions of this Agreement. Should SUPPLIER introduce a Release or New Module, LUCENT may, at its sole option, elect not to distribute said Release or New Module. Such decision shall not affect the respective obligations of the parties under this Agreement, except that if End Users continue to have versions or Releases of PRODUCT that have been obsoleted and no longer supported by SUPPLIER, the parties shall negotiate with the End User in a fair and equitable manner by which said End Users may continue to obtain PRODUCT maintenance service. If the parties fail to reach such agreement, they shall initiate the dispute resolution process set forth in Section 34 hereof.

D. During the entire term of this Agreement and for five (5) years thereafter, SUPPLIER shall provide to LUCENT the most current listings of all known bugs, and Releases associated with the PRODUCT (including all versions then being supported by SUPPLIER). The above referenced listings supplied to LUCENT shall be no less comprehensive than those provided by SUPPLIER to its own installation and support personnel.

                                    11. TAXES

      In addition to all other fees and charges, LUCENT shall bear all taxes, duties, including customs duties, import and export fees and any other charges or assessments established by any governmental agency that are applicable to the performance of this Agreement, whether now in force or enacted in the future. All License Fees payable by LUCENT to SUPPLIER are exclusive of any tax, levy, or similar governmental charge that may be assessed by any jurisdiction, whether based on gross revenue, the delivery, possession or use of the PRODUCT, the services provided hereunder, the execution or performance of this Agreement, or otherwise, except for net income, net worth or franchise taxes assessed on SUPPLIER by the U. S. Government or any state or municipality in the United States. If under the laws of any jurisdiction LUCENT is required to withhold any tax on License Fees, then the amount of the License Fees shall be automatically increased to totally offset such tax so that the amount actually remitted to SUPPLIER net of all taxes equals the amount of the License Fees due and payable to SUPPLIER. LUCENT will pay all taxes, levies or similar governmental charges or



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation provide SUPPLIER with an executed certificate of exemption conforming to the requirements of the relevant taxing authority.

                                  12. PAYMENTS

A. All payments due to SUPPLIER under this Agreement shall be made in accordance with Section 6 hereof, Exhibit B, and this Section. The License Fee with respect to each copy of the PRODUCT replicated will be earned by SUPPLIER on the date which LUCENT ships a copy of the PRODUCT to an End User and will be payable to SUPPLIER within [*] days after the end of the quarter in which the shipment date occurred.

B. If LUCENT reproduces Demonstration Copies of the PRODUCT or copies of Documentation pursuant to paragraph A of Section 2 hereof, no payment of any kind shall be due to SUPPLIER for the distribution of such reproduced copies.

C. License Fees payable hereunder shall be adjusted once a year. The effective date of such adjustment, if any, shall be May 1 of each year during the term of this Agreement. The adjusted License Fee will be computed by multiplying the then current License Fee by a fraction, the numerator of which is the published suggested list price of SUPPLIER in effect on February 1 of the then current year, and the denominator of which is the published suggested list price of the SUPPLIER on February 1 of the year immediately preceding the then current year, provided that, only with respect to the computation of the adjusted License Fee as of May 1, 1998, the denominator of the fraction shall be the published suggested list price of SUPPLIER on the date of this Agreement. The License Fee as adjusted will be effective for one (1) year beginning on the then current May 1. This adjustment process will occur each year during the term of this Agreement. Further, in any year there is an increase, the increase shall not apply to copies of the PRODUCT replicated after May 1 of such year in those cases where LUCENT has entered into a binding bid, contract or purchase order from the End User with respect to such copies during the period from January 1 to January 31 of such year.

D. In the event that LUCENT elects to license the PRODUCT for internal production purposes, License Fees paid to SUPPLIER shall be in accordance with the payments as outlined in Exhibit B. License Fees paid by LUCENT for such internal use shall accumulate toward the total payment schedules as defined in Exhibit B.

E.    [*]


                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

F. Notwithstanding any other provision contained in this Agreement, and except when LUCENT is acting as an agent selling a Maintenance Agreement to an End User on SUPPLIER's behalf, in no event will the parties disclose to each other pricing strategy information relating to their respective customers or specific prices that have been or will he offered to their respective customers for the PRODUCT.

                           13. MISCELLANEOUS EXPENSES

      Monthly reports and notices required from either LUCENT or SUPPLIER by this Agreement will be delivered to the recipient at the expense of the party that generated the report.

      Unless otherwise expressly agreed to by the parties herein or otherwise, LUCENT and SUPPLIER shall each pay all travel expenses of their respective employees.

                              14. ESCROW AGREEMENT

      The parties agree to establish a proprietary escrow account for the benefit of LUCENT to maintain, during the life of this Agreement and five (5) years thereafter, all then current copies of the PRODUCT, Demonstration Copies, and Documentation related to the PRODUCT under this Agreement pursuant to a separate escrow agreement to be concluded by and between the parties to this Agreement and a neutral third-party escrow agent designated by the agreement of both parties (the "Escrow Agreement") in the form attached hereto and made a part hereof as Attachment 1. The escrow agent will be Data Securities International, Inc. ("DSI"), or such other escrow agent as the parties mutually designate. The nature and completeness of any deposited materials will be subject to verification by a representative of LUCENT in the presence of a representative of SUPPLIER, only at the facilities of the escrow agent where the escrowed materials are kept. No copies, in whole or in part, of the escrowed materials may be made by the SUPPLIER representative and all such materials will be considered to be confidential information regardless of whether or not they have been marked as confidential information. One half of the escrow fees shall be paid by LUCENT and one half shall be paid by SUPPLIER. With reasonable prior permission of LUCENT, SUPPLIER may change the escrow agent at any time. Any release of escrowed materials will be subject to the terms and conditions of Attachment 1.



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                15.   ACCEPTANCE

A. LUCENT shall evaluate the PRODUCT and Documentation delivered under this Agreement for compliance with the criteria referenced or set forth in Exhibit A, and shall submit a written acceptance or rejection to SUPPLIER within [*] after the receipt by LUCENT of the complete PRODUCT and Documentation. Such written acceptance or rejection shall be transmitted to SUPPLIER only by LUCENT. Shipment to and use of the PRODUCT or Documentation by a customer within the [*] period shall not be deemed acceptance. Failure by LUCENT to submit a written rejection to SUPPLIER by the end of the [*] period shall be deemed acceptance. LUCENT will provide a certified copy of the PRODUCT, without charge, to those customers who received PRODUCT prior to certification and no payment will be due to SUPPLIER for this certified PRODUCT.

B.    If a PRODUCT or Documentation evaluated pursuant to paragraph A of this
Article is rejected, SUPPLIER agrees to use its best efforts to correct each error leading to such rejection within [*] after receipt of notice from LUCENT of such error. The corrected PRODUCT or Documentation shall be resubmitted for acceptance testing within [*] following receipt of notice from LUCENT of such errors. LUCENT shall have [*] after the resubmissions of such corrected PRODUCT or Documentation to accept or reject such PRODUCT or Documentation. If the corrected PRODUCT or Documentation passes the acceptance tests, SUPPLIER agrees to deliver to LUCENT new Golden Master copies and/or Documentation incorporating the corrections within two (2) business days, at no charge to LUCENT.

C. If the errors in a rejected PRODUCT or Documentation cannot be corrected within the period specified in Paragraph B of this Section or if a resubmitted PRODUCT or Documentation retested by LUCENT during the re-evaluation period is again rejected, then LUCENT shall, at its option, (1) retain the PRODUCT or Documentation at an equitable adjustment in price as may be agreed by the parties, in which case the PRODUCT or Documentation shall be deemed accepted;
(2) afford SUPPLIER one or more extensions for a period or periods to be specified by LUCENT without prejudice to LUCENT's rights to thereafter exercise its option under either clause (1) or (3) of this paragraph if the errors have not been corrected; or (3) terminate this Agreement upon [*] written notice.



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation



* Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                       16. CONTINUED PRODUCT AVAILABILITY

      SUPPLIER agrees to maintain and Support the PRODUCT, Demonstration Copies, and Documentation described in Exhibit A for a minimum of [*] from the date of expiration or termination of this Agreement. In no event will SUPPLIER be obligated to provide Support unless such Support: (i) is being paid for in accordance with the terms and provisions of a Maintenance Agreement, (ii) is covered by the ninety (90) day warranty set forth in Section 18 hereof or (iii) is being paid by an End User on a time and materials basis at the then current rates of SUPPLIER for time and materials. In no event will an End User be required to purchase a Maintenance Agreement. During said [*] period, LUCENT shall have the right and license to continue to maintain and support its customers who had been Sublicensed PRODUCT at the time of expiration or termination of this Agreement. LUCENT shall not have the right to enter into new Sublicenses after the expiration or termination of this Agreement without the express written consent of SUPPLIER. SUPPLIER will notify LUCENT, in writing, of any decision to discontinue production, marketing, licensing or the distribution of PRODUCT for any reason including, without limitation, the availability of any upgraded, improved, or changed PRODUCT within ten (10) days of said decision. In no event shall said decision be less than ninety (90) days prior to the actual date of discontinuance, nor shall said decision result in an inability of LUCENT to properly service its Sublicensees as intended by this Agreement. Should any such decision materially interfere with LUCENT's ability to reasonably serve its customers, and SUPPLIER is unable or unwilling to provide a reasonable alternative, LUCENT shall have the right to pursue remedial actions pursuant to the Escrow Agreement.

                                  17. MARKETING

      LUCENT shall have complete authority to market or not market any or all of the PRODUCT as it sees fit so long as LUCENT meets the payment obligations set forth in this Agreement and does not otherwise violate SUPPLIER's rights in the PRODUCT. Nothing in this Agreement shall be construed to obligate LUCENT to in any way market, distribute, ship or otherwise utilize any PRODUCT or any portion thereof. Specifically, this Agreement shall in no way be interpreted or considered as placing a "best efforts" standard upon LUCENT with respect to the marketing of any or all of the PRODUCT. Notwithstanding the foregoing during the first two years of the term of this Agreement, if Lucent does not actively market the PRODUCT during any twelve (12) month period, then SUPPLIER may cancel this Agreement upon thirty (30) days written notice. If there is any dispute between SUPPLIER and LUCENT with respect to whether the PRODUCT is being actively marketed by LUCENT, then the parties may resort to the dispute



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

* Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

resolution procedures hereunder.

                                  18. WARRANTY

SUPPLIER warrants to LUCENT and its End Users all of the following:

A. The PRODUCT and Demonstration Copies will be delivered to LUCENT free from significant errors, conforming to and performing in accordance with the Documentation. The Golden Master media conveying the PRODUCT and Demonstration Copies will be free from defects in material and workmanship and conform to PRODUCT specifications and Documentation for the warranty period described below, provided that the PRODUCT has not been altered or modified in violation of the terms hereof or the terms of a Sublicense. The PRODUCT will be compatible with and may be used in conjunction with other software as described in the Documentation. SUPPLIER at its own cost will correct any bugs or errors in the PRODUCT necessary to make the PRODUCT conform to the Documentation and specifications and shall replace or correct any defective PRODUCT during the warranty period. If it is not commercially reasonable for SUPPLIER to correct or replace the defective PRODUCT then End User shall return the PRODUCT to LUCENT. SUPPLIER will give a credit, on the next succeeding quarterly payment due from LUCENT, subject to the limitation below, for the License Fees on the defective PRODUCT returned to LUCENT. The warranty period will be for a period of ninety
(90) days and will be computed as follows: The ninety (90) day warranty period to the End User will commence on either of the following dates: (1) in the event the PRODUCT is installed by LUCENT or the SUPPLIER, then the said warranty period will commence on the date that such installation is completed, or (ii) in the event the installation of the PRODUCT is to be performed by the End User, then the said warranty period will commence on the date the PRODUCT is shipped by LUCENT to the End User. During any calendar year, the credit to be given to LUCENT for defective PRODUCT returned by End Users will not exceed twelve and one half (12.5%) per cent of the License Fees received by SUPPLIER during such calendar year.

B. Support will be performed in a first-class, workmanlike manner in accordance with generally accepted industry standards. If any Support does not meet the above stated warranty, then it shall be performed in a conforming manner at no additional cost to LUCENT or End Users.

C. There are no copy protection or similar mechanisms within the PRODUCT, Demonstration Copies, or Documentation that will, either now or in the future, interfere with the grants made in this Agreement.



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D. SUPPLIER knows of no claims by any third party that PRODUCT, Demonstration Copies, or Documentation infringe any patent, copyright, or trademark, nor has SUPPLIER been notified of any such potential claim.

E. As to PRODUCT for which SUPPLIER does not solely own all intellectual property rights, SUPPLIER has full right, power and authority to license the PRODUCT to LUCENT and its customers as provided in this Agreement.

F. LUCENT shall make all reasonable efforts to encourage End Users to purchase Maintenance Agreements. If the End User does not have a Maintenance Agreement then SUPPLIER shall have no obligation to End User other than the warranty obligations for ninety (90) days as described above provided, however, that SUPPLIER will, after the expiration of the warranty period, provide Support on a time and material basis, the pricing of which will be set from time to time by SUPPLIER.

G. To the best of SUPPLIER's knowledge and belief, the PRODUCT, and Demonstration Copies do not contain any malicious code, program, or other internal component (e.g. computer virus, computer worm, computer time bomb, or similar component), which could damage, destroy, or alter PRODUCT, Demonstration Copies, firmware, or hardware or which could, in any manner, reveal, damage, destroy, or alter any data or other information accessed through or processed by the PRODUCT in any manner. SUPPLIER shall immediately advise LUCENT, in writing, upon reasonable suspicion or actual knowledge that the PRODUCT provided under this Agreement may result in the harm described above. SUPPLIER shall indemnify and hold LUCENT and its customers harmless from any damage resulting from the harm described above.

H. PRODUCT will record, store, process and present calendar dates falling on or after January 1, 2000, in the same manner and with the same functionality as it performed before January 1, 2000. The PRODUCT will process both twentieth
(20th) Century and Twenty-first (21st) dates Century simultaneously, the date field will not be converted back to a two-digit field during processing and all screens within the PRODUCT have been designed to accept a four (4) digit field. This maintenance will be considered part of and covered under the maintenance provisions of the Agreement at no additional charge to LUCENT.

I.    All warranties shall survive inspection, acceptance and payment.

      THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE



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IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                           19. LIMITATION OF LIABILITY

      EXCEPT FOR PERSONAL INJURY, NEITHER LUCENT NOR SUPPLIER, THEIR SUBSIDIARIES, AFFILIATES, DIRECTORS, OFFICERS, OR EMPLOYEES SHALL BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES OR FOR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF THE OTHER PARTY (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY, OR USE OF THE PRODUCTS, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK, OR IMPAIRMENT OF OTHER ASSETS) ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT, OR OTHERWISE.

                              20. TECHNICAL SUPPORT

      If, at any time during the term of this Agreement or during the five (5) years after its expiration or termination, LUCENT discovers or identifies because of its own direct efforts and not because of information generated from End Users or Subdistributors, a bug or other error in the PRODUCT that interferes with its performance in accordance with the Documentation, SUPPLIER shall correct such bug or error within the time frames set forth in the Maintenance Agreement referenced in Exhibit D consistent with the severity levels described in such Maintenance Agreement, provided that the Release of the PRODUCT in question is then currently being supported by SUPPLIER. Any and all Services performed by SUPPLIER to correct such bugs or error in PRODUCT shall be performed at no additional cost, beyond the maintenance fees set forth in Exhibit B. SUPPLIER shall have no obligation to correct any bug or error for End Users unless such End User is under warranty or Maintenance Agreement or is willing to pay for such corrective action on a time and materials basis.

      Notwithstanding the foregoing, in the event an End User has terminated its Maintenance Agreement in accordance with such Maintenance Agreement and identifies a bug or error and reports same to LUCENT, LUCENT shall communicate same to SUPPLIER. SUPPLIER shall examine the bug or error and determine the applicable resolution. Should SUPPLIER determine that said bug or error is the result of the specific



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation use of the PRODUCT by the End User and is not related to the documented specifications and functionality of the PRODUCT, SUPPLIER shall provide LUCENT either separate bug fix or workaround patch to remedy the problem or integrate the fix into the next Maintenance Release of the PRODUCT which shall be distributed by LUCENT to its current End Users under a Maintenance Agreement or to those willing to pay for the Maintenance Release on a time and materials basis. Should the original reporting End User wish to receive the bug fix or workaround patch, SUPPLIER reserves the right to charge the End User for such correction.

      In the event LUCENT believes that SUPPLIER is not making reasonable efforts to respond to reported bugs and/or errors in the PRODUCT, LUCENT reserves the right to suspend sale and distribution of the PRODUCT until SUPPLIER has provided sufficient assurances that it will comply with its obligations under this Agreement

                                  21. TRAINING

A. SUPPLIER shall make available to LUCENT those training services defined in Exhibit C of this Agreement.

B. LUCENT shall be granted the right and license to obtain and distribute course or training materials from SUPPLIER at no charge.

C. LUCENT shall also have a royalty-free license to use, reproduce and distribute fact sheets, brochures and other promotional literature for PRODUCT.

                            22. END USER SUBLICENSES

A. LUCENT, or its Subdistributor shall enter into a written Sublicense with each End User to whom PRODUCT is Sublicensed. The Sublicense agreements shall include the following provisions:

               1. Acknowledgment that other than warranty or maintenance obligations of SUPPLIER, LUCENT and/or Subdistributor shall assume sole liability vis-a-vis the End User and/or Subdistributor.

               2. Shall be independent of this Agreement and shall survive the termination of this Agreement.



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                 Lucent Technologies Inc./Nabnasset Corporation

               3. All the provisions set forth the form of SUPPLIER's end user license attached hereto as Exhibit F, unless otherwise agreed by the parties,

               4. In the event that LUCENT enters into a Sublicense that deviates in the provisions of (i), (ii) or (iii) above, then such deviation shall not be deemed to be a breach of this Agreement, provided that, LUCENT indemnifies and holds the SUPPLIER harmless with respect to any damages directly caused by such deviation.

      LUCENT will maintain a copy of each Sublicense. LUCENT will use reasonable efforts to ensure each Sublicense agreement includes the aforementioned terms and conditions. However, failure to do so shall not be deemed a breach of this Agreement. In that event, LUCENT will defend, indemnify, and hold SUPPLIER harmless for any direct, proven damages proximately caused by LUCENT's failure to include such terms and conditions. If LUCENT learns of any breach of a Sublicense that could harm SUPPLIER, LUCENT shall take prompt commercially reasonable, corrective action to remedy the breach and/or obtain other appropriate relief and shall, in addition, immediately notify SUPPLIER in writing of breach and corrective action undertaken. The execution of these duties by LUCENT shall not preclude SUPPLIER from also undertaking corrective action. In addition, if a breach in a Sublicense occurs that would, in the opinion of SUPPLIER, result in irreparable harm to SUPPLIER, unless injunctive or other equitable relief is entered into to restrain the violation, LUCENT SHALL (i) use reasonable efforts of LUCENT to obtain such equitable relief as promptly as reasonably possible; or (ii) assign the rights of LUCENT or Subdistributor under the Sublicense to SUPPLIER to allow SUPPLIER to seek such equitable relief. The foregoing obligations of LUCENT to enforce each Sublicense as necessary to protect the interest of SUPPLIER shall survive the expiration or termination of this Agreement.

      Neither party shall make any representations or warranties to any third party that would in any way would be or purport to be binding on the other party unless such representation or warranty is pursuant to the terms of this Agreement or unless the party to be bound expressly agrees in advance to such representation or warranty.

                        23. TERM, TERMINATION AND DEFAULT

      The term of this Agreement shall be three (3) years from its effective date unless earlier terminated pursuant to this Agreement. No later than twelve
(12) months prior to the initial term or any renewal period of this Agreement, the parties shall reach an agreement on whether to extend the term of the Agreement for an additional one (1) year



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation beyond the then scheduled expiration date. Failure by the parties to reach such agreement to extend the term or agreement by the parties not to extend the term shall mean that the Agreement shall expire on the expiration date then scheduled. Additionally, either party may terminate this Agreement if the other party is in default. A party to this Agreement is said to be in default if it commits a material breach or if it ceases normal operations or becomes insolvent.

      In no event shall either party terminate by reason of any such default unless written notice detailing such default is given to the other party. The other party shall thereafter have thirty (30) days after such written notice to correct such default; or, if said default cannot reasonably be corrected within said thirty (30) days, the other party shall begin substantial corrective action within said thirty (30) days and shall proceed promptly to correct said default. If such corrective action is not completed within sixty (60) days after such written notice, the party not in default may at its option terminate this Agreement.

      Upon expiration or termination of this Agreement for any reason, each party shall return and make no further use of the property, materials and other items (and all copies thereof) belonging to the other party and relating to this Agreement except for any and all such property, material and other items, including but not limited to Golden Masters, specifications, work-around lists, and Documentation, needed by the parties to perform those functions and duties that survive expiration or termination of this Agreement.

      If this Agreement expires or is terminated for any reason other than default by SUPPLIER, the licenses granted under this Agreement are terminated, except that:

               (i) LUCENT may continue to utilize such licenses to the extent necessary for LUCENT to fulfill its support and maintenance obligations, if any, to its existing customers; and

               (ii) Licenses granted by LUCENT prior to termination of this Agreement, and LUCENT payment obligations, if any, with respect to PRODUCT ordered and received prior to expiration or termination and with respect to continuing Support and any other support services set forth in Exhibit D, shall survive; and

               (iii) Upon termination of this Agreement for reason of default by SUPPLIER, all the licenses granted to LUCENT under this Agreement shall continue until the end of the term or extension, as the case may be, that would have been in effect pursuant to paragraph A of this Article in the absence of such termination for default. Upon the conclusion of such term



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                 Lucent Technologies Inc./Nabnasset Corporation
               or extension, LUCENT's rights and obligations with respect to such licenses shall terminate, except for the surviving rights and licenses as specified in the Agreement, including but not limited to clauses (i) and (ii) above.

                               24. INDEMNIFICATION

      SUPPLIER represents and warrants that it now has and will retain the sufficient right, title and interest in the PRODUCT to make this Agreement. SUPPLIER shall indemnify LUCENT for any loss, damage, expense or liability resulting from, and agrees to defend at its expense any suit against LUCENT or its customers based upon, a claim that SUPPLIER does not have sufficient right, title, and interest in any of the PRODUCT to make this Agreement, or that any of the PRODUCT violates a trade secret or infringes a patent, a copyright or a Tradename. The foregoing shall not prohibit LUCENT from retaining its own counsel at its own expense and participating in the suit. Such indemnity includes, but is not limited to, the amount of any settlement or the damages and costs (including attorneys' fees, if any) awarded in any such suit. LUCENT shall promptly notify SUPPLIER in writing of any notice of claim or of threatened or actual suit, and at SUPPLIER's request and expense, shall afford SUPPLIER cooperation for the defense or settlement of the same; provided, however, that SUPPLIER shall not make any statement on LUCENT's behalf that would constitute an admission against interest by LUCENT, nor enter into any settlement adversely affecting LUCENT rights, without the prior written consent of LUCENT, which consent shall not be unreasonably withheld, delayed or qualified. Nor shall LUCENT enter into a settlement without the prior written consent of SUPPLIER, unless such consent is unreasonably withheld in which case LUCENT shall enter into such settlement and then rely upon the dispute resolution process set forth in Section 34 to establish the amount of the settlement to be indemnified by SUPPLIER. Upon a settlement, or in the event of an award adverse to LUCENT in any such action, SUPPLIER shall post bond or the security acceptable to LUCENT in an amount sufficient to insure payment in full of such settlement or such damages and costs, as the case may be.

      In the event a suit is initiated, or is reasonably likely, or an injunction is entered against LUCENT in such suit wherein LUCENT is enjoined from using such PRODUCT, SUPPLIER shall use commercially reasonable efforts to procure for LUCENT the right to continue to use the PRODUCT or replace or modify such PRODUCT to make them non-infringing. Any such replacement or modification shall meet substantially the specifications set out in Exhibit A. The provision of such replacement or modification shall not relieve SUPPLIER of the obligations set forth in the preceding paragraph. The replacement or modification shall be considered a PRODUCT subject to all terms and



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation conditions including acceptance) under this Agreement.

      Each party agrees to notify the other party immediately if any U.S. or foreign patent is cited against the PRODUCT or if any legal action of the type contemplated in this Article is commenced or threatened.

      Notwithstanding any other provision contained in this Agreement, if an End User is damaged during a time that a warranty or Maintenance Agreement is in effect, either by a failure of a PRODUCT to perform according to the Documentation or specifications, or a failure of the PRODUCT to meet representations made to the End Users by SUPPLIER or by LUCENT with SUPPLIER's written approval, or due to virus contained in Product, and said End User obtains a judgment or reaches a settlement with LUCENT damages in accordance with the provisions hereof, SUPPLIER shall indemnify and hold LUCENT harmless for said judgment or settlement, subject to the following cap: (i) the License Fee paid to SUPPLIER by LUCENT for the PRODUCT for that End User. (ii) a percent of the judgement or settlement, said percent equal to the percent computed by dividing the License Fee paid to SUPPLIER by LUCENT by the Sublicense fee billed by Lucent to the End User, or (iii) $25,000, whichever is greater. In no event shall SUPPLIER indemnify LUCENT for an amount greater than the judgment or settlement. In the event that it appears likely that LUCENT will be entering into a settlement with an End User for such a claim, it will so advise SUPPLIER, who shall have the right to consult with LUCENT regarding the claim. If LUCENT agrees to a settlement which is not consented to in writing by SUPPLIER, SUPPLIER may resort for relief to the dispute resolution provisions of Section 34 hereof. LUCENT shall indemnify and hold SUPPLIER harmless with respect to any claims, judgements or settlements, which do not relate to the PRODUCT or which are based on unauthorized representations and warranties of LUCENT. Where an End User is damaged through the actions and/or products of both LUCENT and SUPPLIER, the damages shall be apportioned between the parties based upon mutual agreement, or in the absence of such agreement, pursuant to Section 34. Any refusal by one party to indemnify the other party under this paragraph shall be resolved pursuant to Section 34.

                              25. COPYRIGHT NOTICE

      LUCENT will not alter or delete any SUPPLIER copyright notice appearing on the container or labels of the PRODUCT in object form.



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                 Lucent Technologies Inc./Nabnasset Corporation

                                 26. ASSIGNMENT

      SUPPLIER shall not assign any right or interest under this Agreement (excepting monies due or to become due) nor delegate any work or other obligation to be performed by or owed under this Agreement without the prior written consent of LUCENT, which consent shall not be unreasonably withheld, delayed, or qualified. Any attempted assignment or delegation in contravention of the above provisions shall be void and ineffective. Any assignment of monies shall be void and ineffective to the extent that (1) SUPPLIER shall not have given LUCENT at least thirty (30) days prior written notice of such assignment and (2) such assignment attempts to impose upon LUCENT obligations to the assignee additional to the payment of such monies, or to preclude LUCENT from dealing solely and directly with SUPPLIER in all matters pertaining to this Agreement including the negotiation of amendments or settlements of charges due.

      [*]


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                 Lucent Technologies Inc./Nabnasset Corporation

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                      [*]

                              27. USE OF TRADENAME

      LUCENT may use SUPPLIER's trademarks, tradenames, and tradedress (hereafter "Tradename") in marketing the PRODUCT under the following conditions:

      In order to enable SUPPLIER to maintain control of the use of its Tradename, LUCENT agrees to submit samples of the usage of said Tradename to SUPPLIER for its review and approval which approval will not be unreasonably withheld. PRODUCT and materials Generated and released by LUCENT will be consistent with the samples reviewed by SUPPLIER,

A. The rights of LUCENT to use or any Tradename of SUPPLIER will cease at the termination of this Agreement.

B.    Use of SUPPLIER Tradenames by LUCENT will bear no royalty.

C. All rights and goodwill in any SUPPLIER Tradename will remain with SUPPLIER (except the rights specifically licensed in this Agreement) and any use by LUCENT of any such Tradename will inure to the benefit of SUPPLIER.

D. SUPPLIER shall supply to LUCENT a list of the countries where SUPPLIER's rights to use a Tradename have been established by registration or other appropriate official procedures and will update such list as appropriate during the term of this Agreement; and if no registration has been made in any country, SUPPLIER shall so state. LUCENT shall have the option (i) to request SUPPLIER to seek such registration, which request shall not be unreasonably denied or delayed; or, (ii) at LUCENT's own expense, to seek such registration in any country on behalf of SUPPLIER. If SUPPLIER seeks such registration upon LUCENT's request, and if SUPPLIER so requests, LUCENT shall reimburse SUPPLIER for the reasonable, direct costs of such registration, and such amounts shall then be deducted from the License Fees subsequently paid by LUCENT for



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PRODUCT Sublicensed by LUCENT in the corresponding country.

E. LUCENT shall have the right to display its tradename and/or accompanying language stating its involvement with SUPPLIER's PRODUCT on PRODUCTS, DOCUMENTATION, and other materials distributed and licensed under this Agreement. LUCENT agrees to submit samples of the usage of said Tradename and language to SUPPLIER for its review and approval, which approval will not be unreasonably withheld. PRODUCT, DOCUMENTATION, and other materials generated and released by LUCENT will be consistent with the samples reviewed by SUPPLIER. If use of LUCENT's Tradename or language on any PRODUCT or DOCUMENTATION requires SUPPLIER to incur costs to modify such PRODUCT or DOCUMENTATION, LUCENT shall reimburse SUPPLIER for such reasonable direct costs as long as LUCENT is advised in advance of those costs.

F. If, at any time during the term of this Agreement and for five (5) years after its expiration or termination, SUPPLIER decides to the change the name under which the PRODUCT is marketed , it shall provide one hundred twenty (120) days notice of such change to LUCENT. Further, SUPPLIER shall provide to LUCENT evidence that the new name has been successfully registered in the United States and every country in which the PRODUCT was substantially licensed prior to the name change. SUPPLIER shall indemnify and hold LUCENT harmless for any damages LUCENT incurs as a result of SUPPLIER's failure to obtain sufficient right, title, and interest in the new name or to ensure that the new name does not infringe any copyright or Tradename. Further, SUPPLIER's obligations to indemnify LUCENT under the indemnification provision of Section 24 shall apply to new names for PRODUCTS to the same degree as they applied to all other SUPPLIER Tradenames.

                               28. CONFIDENTIALITY

      During the Term of this Agreement, each party shall have access to "Confidential Information" of the other. For purposes hereof, "Confidential Information" shall mean all trade secrets, know-how, source code, and other proprietary information regarding the PRODUCT, as well as all materials, data, systems, procedures, financial information, customers, vendors, suppliers, strategies and other business and technical information of the other which is not readily accessible or otherwise known to the general public, and which, if in written, graphic, physical or machine readable form, is appropriately labeled as Confidential Information, or, if disclosed orally, is identified by the disclosing party at the time of such disclosure as Confidential Information and the disclosing party provides the recipient with written confirmation within thirty (30) days thereafter referencing the



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation date of disclosure and describing the information so disclosed as Confident Information. Without limiting the Generality of the foregoing, all information heretofore disclosed and designated Confidential shall be deemed Confidential Information hereunder and hereafter subject to the restrictions imposed hereby. Except as expressly permitted by the terms of this Agreement, neither party hereto shall, during the term of this Agreement or thereafter, use, publish or divulge the other party's Confidential Information without the written consent of the other. The foregoing prohibition on disclosure shall not, however, preclude either party from disclosing Confidential Information of the other to their employees as long as the Confidential Information is used solely in furtherance of this Agreement. In addition to the restrictions and limitations on disclosure set forth herein, LUCENT and SUPPLIER at all times shall use reasonable efforts to protect the unauthorized disclosure or use of Confidential Information, which reasonable efforts shall require at least the same degree of care in protecting the Confidential Information of the other as used to protect their own such Confidential Information. The respective obligations of LUCENT and SUPPLIER regarding Confidential Information shall not apply to such Confidential Information which the recipient can show: (1) was already known to the recipient prior to its disclosure; (2) was publicly available at the time of its disclosure or subsequently has become so without violation by the recipient of its confidentiality obligations hereunder, (3) was rightfully received from third parties without obligations of confidentiality to the disclosing party;
(4) was approved in writing by the disclosing party for release by tile recipient without restriction; (5) was independently developed by the recipient as as substantiated by appropriate evidence; or (6) was disclosed because of court order or government regulation, provided that prior to making any such disclosure pursuant to order or regulation, the recipient shall promptly notify the disclosing party and, upon the disclosing party's request, the recipient shall cooperate with the disclosing party in contesting or avoiding such disclosure at the sole cost and expense of the disclosing party.

      From time to time, LUCENT shall be asked by End Users or potential customers about new or future features, function, capabilities, operating environments, interfaces, device drivers, servers, and clients associated with PRODUCT and their scheduled availability in the market. Notwithstanding anything contained herein to the contrary, LUCENT shall be permitted to disclose such information even though such information may be deemed Confidential Information. LUCENT shall disclose such information only when such disclosure is reasonably intended to further market opportunities for PRODUCT or when responding to reasonable inquiries from End Users. No prior consent is required by SUPPLIER. for such disclosure unless such information was originally given to LUCENT by SUPPLIER with specific prohibitions against such disclosure. Where appropriate, LUCENT shall disclose such information after the recipient has signed a Non-Disclosure Agreement covering such information, but LUCENT shall not be in breach of the Agreement for disclosure of such information in the absence of such Non-Disclosure



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Agreement.

      The terms and conditions of this Agreement are confidential and shall not be disclosed to third parties, without the written agreement of both parties hereto, except to the extent required by a court or regulatory agency of competent Jurisdiction. LUCENT is allowed to mention in its promotional literature and advertising that the licensed PRODUCT has been provided to LUCENT by SUPPLIER. SUPPLIER shall not issue or release for publication any articles or advertising or publicity matter relating to work under this Agreement or mentioning or implying the name or identification of LUCENT, any of its Affiliates or any of their respective personnel, unless prior written approval is granted by LUCENT. The term "identification" includes any trade name, trademark, service mark, insignia symbol or any simulation thereof.

                                   29. EXPORT

      LUCENT shall not export the PRODUCT, or any other information supplied to LUCENT by SUPPLIER under this Agreement, contrary to the laws of the United States. SUPPLIER shall not export any LUCENT Information, or any other items supplied to SUPPLIER under this Agreement by LUCENT, contrary to the laws of the United States.

                     30. LUCENT RIGHT TO COMPARABLE PRODUCT

      This Agreement does not grant to SUPPLIER any exclusive privileges or rights related to supplying to LUCENT any products or services comparable to the PRODUCT, and LUCENT may contract with other manufacturers and suppliers for the development or procurement of such comparable products and services. This Agreement does not grant to LUCENT any exclusive privileges or rights related to licensing the PRODUCT and SUPPLIER may license the PRODUCT to third parties.



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                 Lucent Technologies Inc./Nabnasset Corporation

                            31. NOTICES AND REQUESTS

      Any notice or request which, under the terms of this Agreement or under any statute, must or may be given or made by SUPPLIER or LUCENT shall be in writing and shall be given or made by telegram or similar communication or by certified or registered mail addressed to the respective parties as follows:

      To:    Lucent Technologies Inc.
             211 Mt. Airy Rd.
             Room 2E404
             Basking Ridge, New Jersey 07920
             Attn: Bill Riley

and, if the notice relates in any way to an alleged breach of this Agreement, to:

             Hal Bretan, Esq.
             Lucent Technologies Inc.
             219 Mt. Airy Road
             Room 2F224
             Basking Ridge, NJ 07920

To: SUPPLIER:

             Nabnasset Corporation
             15 Craig Road
             Acton, MA 01720
             Attn: Chief Executive Officer

and, if the notice relates in any way to an alleged breach of this Agreement, to the aforementioned address with a copy to:

             John T. Lynch, Esq.
             Davis, Malm & D'Agostine, P. C.
             One Boston Place
             Boston, MA 02108

      Such notice or demand shall be deemed to have been given or made when sent by telegram or other communication or when deposited, postage prepaid in the U.S. mail.



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                 Lucent Technologies Inc./Nabnasset Corporation

The above addresses may be changed at any time by giving prior written notice as above provided.

                             32. CONTROLLING LAW

      The construction, interpretation and performance of this Agreement and all transactions under it shall be governed by the laws of the State of New Jersey, excluding its choice of law rules, and SUPPLIER further consents to jurisdiction by the state and federal courts sitting in the State of New Jersey and any court wherein an action is commenced against LUCENT based on a claim for which SUPPLIER had indemnified LUCENT under this Agreement. Process may be served on SUPPLIER by U.S. Mail, postage prepaid, certified or registered, return receipt requested, or by such other method as is authorized by law.

                              33. ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between LUCENT and SUPPLIER with respect to the subject matter hereof and shall not be amended or modified without specific written provision to that effect, signed by the parties. No oral statement, prior written correspondence, prior dealings, any prior communication, or any understandings of any nature of or by any person whomsoever shall, in any manner or degree, modify or otherwise affect the terms and provisions of this Agreement. Additional or different terms inserted in this Agreement by either party, or deletions thereto, whether by alterations, addenda, or otherwise, shall be of no force and effect, unless expressly consented to by the other party in writing.

                             34. DISPUTE RESOLUTION

      If a dispute arises out of or relates to this Agreement, or its breach, and said dispute cannot be resolved through direct negotiations between the parties, the parties agree to submit the dispute to non-binding mediation by a sole mediator selected by the parties or, in the absence of an agreement on a mediator, by the American Arbitration Association ("AAA"). If not thus resolved by the parties within thirty (30) days of the onset of mediation, the parties shall submit the dispute to binding arbitration by the AAA, which arbitration shall be governed by the United States Arbitration Act, and judgment on the award may be entered in any court having jurisdiction. The arbitrator may not limit, expand, or otherwise modify the terms of this Agreement, nor may the arbitrator award punitive damages. The parties, their representatives and witnesses, and the mediator



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation and/or arbitrator shall hold the existence, content, and result of mediation and arbitration in confidence.

                                   35. GENERAL

      If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of SUPPLIER and LUCENT shall be construed and enforced accordingly.

      Subject to limitations set forth in this Agreement, this Agreement will inure to the benefit of and be binding upon the parties, their successors, administrators, heirs and assigns.

                                36. FORCE MAJEURE

      The obligations of LUCENT and SUPPLIER under this Agreement shall be temporarily suspended in the event of strikes, riots, war, invasion, fire, explosion, accident, delays in carriers, acts of God and all other delays beyond the obligated party's reasonable control, and any failure to perform by that party as a result of any such interference or interruption shall not be deemed a default. Performance may be suspended for the period of any such delay. The party whose performance is suspended shall notify in writing the other party within fifteen (15) days of such suspension. In the event that the performance by one party is delayed by at least sixty (60) days for any reason contemplated in this Article, the other party may elect to terminate this Agreement on written notice.

                    37. AGREEMENT TITLE AND ARTICLE HEADINGS

      The title and Article headings of this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

                                  38. IMPLEADER

      SUPPLIER shall not implead or bring an action against LUCENT and its customers or the employees of either, based on any claim by any person for personal injury or death that occurs in the course or scope of employment of such person by LUCENT and its customers and that arises out of PRODUCT or services furnished by SUPPLIER under this Agreement.



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

                            39. EXCLUSION OF LICENSES

      No licenses, express or implied, under any patents or copyrights are granted by LUCENT to SUPPLIER under this Agreement.

                                 40. NON-WAIVER

      No course of dealing or failure of either party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.

                           41. INSURANCE AND LIABILITY

      SUPPLIER shall maintain and cause SUPPLIER's subcontractors to maintain during the term of this Agreement: (1) Workers' Compensation insurance as prescribed by the law of the state or nation in which the work is performed, (2) employer's liability insurance with limits of at least $300,000 each occurrence, and (3) comprehensive automobile liability insurance if the use of motor vehicles is required, with limits of at least $1,000,000 for bodily injury and property damage for each occurrence and (4) Comprehensive General Liability
(CGL) insurance, including Blanket Contractual Liability, and Broad Form Property damage, with limits of at least $1,000,000 combined single limit for personal injury and property damage for each occurrence, and (5) if the furnishing to LUCENT (by sale or otherwise) of products or material is involved, CGL insurance endorsed to include products liability and completed operations coverage in the amount of $5,000,000 for each occurrence. All CGL insurance shall designate LUCENT as an additional insured. All such insurance must be primary and required to respond and pay prior to any other available coverage.

      SUPPLIER agrees that SUPPLIER, SUPPLIER's insurer(s) and anyone claiming by, through, under or in SUPPLIER's behalf shall have no claim, right of action or right of subrogation against LUCENT and its customers based on any loss or liability insured against under the foregoing insurance. SUPPLIER and SUPPLIER's subcontractors shall furnish prior to the start of work certificates or adequate proof of the foregoing insurance, including copies of the endorsements and insurance policies. Such insurance policies or endorsements shall provide that LUCENT be notified in writing at least thirty (30) days prior to cancellation of or any change in the policy.



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

      All persons furnished by SUPPLIER shall be considered solely SUPPLIER's employees or agents, and SUPPLIER shall be responsible for payment of all unemployment, social security and other payroll taxes, including contributions from them when required by law. SUPPLIER agrees to indemnify and save harmless LUCENT, its affiliates and its customers and their officers, directors, employees, successors and assigns (all hereinafter referred to as LUCENT) from and against any losses, damages, claims, demands, suits, liabilities and expenses (including reasonable attorney's fees) that arise out of or result from: (1) injuries or death to persons or damage to property, including theft, in any way arising out of or occasioned by, caused or alleged to have been caused by or on account of the performance of the work or services performed by SUPPLIER or person furnished by SUPPLIER, (2) assertions under Worker's Compensation or similar acts made by persons furnished by SUPPLIER or by a subcontractor, or by reason of any injuries to such persons for which LUCENT would be responsible under Worker's Compensation or similar acts if the persons were employed by LUCENT, or (3) any failure by SUPPLIER to perform SUPPLIER's obligations under this Article. SUPPLIER agrees to defend LUCENT at LUCENT request, against any such claim, demand or suit. LUCENT agrees to notify SUPPLIER within a reasonable time of any written claims or demands against SUPPLIER for which SUPPLIER is responsible under this Article.

                            42. COMPLIANCE WITH LAWS

      SUPPLIER and all persons furnished by SUPPLIER shall comply with the Fair Labor Standards Act and the Occupational Safety and Health Act and all other federal, state, and local laws, ordinances, regulations and codes, including identification and procurement of required permits, certificates, approvals and inspections, in performance under this Agreement. SUPPLIER agrees to indemnify LUCENT and its End Users any loss or damage that may be sustained by reason of any failure to do so. LUCENT and all persons furnished by LUCENT shall comply with the Fair Labor Standards Act and the Occupational Safety and Health Act and all other federal, state, and local laws, ordinances, regulations and codes, including identification and procurement of required permits, certificates, approvals and inspections, in performance under this Agreement. LUCENT agrees to indemnify SUPPLIER from any loss or damage that may be sustained by reason of any failure to do so.

                                43. RELEASES VOID

      Neither party shall require waivers or releases of any personal rights from representatives or customers of the other in connection with visits to its premises and both



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation parties agree that no such releases or waivers shall be pleaded by them or third persons in any action or proceeding.

                    44. PLANT RULES AND GOVERNMENT CLEARANCE

      All persons furnished by SUPPLIER shall, while on the premises of LUCENT and End Users, comply with all plant rules and regulations and, required by government regulations, submit satisfactory clearance from the U.S. Department of Defense and other federal authorities concerned. All persons furnished by LUCENT shall, while on the premises of SUPPLIER comply with all plant rules and regulations and, required by government regulations, submit satisfactory clearance from the U.S. Department of Defense and other federal authorities concerned.

                           45. SURVIVAL OF OBLIGATIONS

      Both parties acknowledge and agree that the obligations set forth herein, which by their nature are intended to survive, including but not limited to the Articles entitled: DELIVERABLES, USE OF INFORMATION, WARRANTY, INDEMNIFICATION, COMPLIANCE WITH LAWS, and INSURANCE AND LIABILITY, CONTROLLING LAW, GENERAL, RELEASES VOID, ESCROW AGREEMENT and TERM, TERMINATION AND DEFAULT shall survive expiration or termination of this Agreement.

                46. HARDWARE AND SOFTWARE DEVELOPMENT ASSISTANCE

      The parties have agreed that in furtherance of this Agreement it may become necessary for LUCENT to provide SUPPLIER direct access to LUCENT's hardware and software. Based upon this understanding, the parties have agreed to either execute a mutually satisfactory addendum to this Agreement which must be executed by both parties or a mutually satisfactory separate agreement to address various issues which arise because of such arrangement, including without limitation, the cost of hardware, software and support of such LUCENT equipment to SUPPLIER.

                            47. EXHIBITS INCORPORATED

Exhibits A through F and Attachment 1 are included herein and made a part hereof.



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

      IN WITNESS WHEREOF, the parties have executed this Software Distribution Agreement between Lucent Technologies Inc. and Nabnasset Corporation. All signed copies of this Agreement shall be deemed originals.


Lucent Technologies Inc.               Nabnasset Corporation

Dated: May 5, 1991                     Dated: May 2, 1997
      -----------------------------          -----------------------------

By: [Signature Illegible]             By: DUNCAN I. MACKAY
   --------------------------------       --------------------------------

Name (Print): [Illegible]             Name (Print): Duncan I. MacKay
             ----------------------                 ----------------------

Title: Vice President Sales and        Title: Executive Vice President
       Service
      -----------------------------          -----------------------------



                                 Proprietary to
                 Lucent Technologies Inc./Nabnasset Corporation

                                   EXHIBIT A

                      PRODUCT TO BE DELIVERED BY SUPPLIER


Unless otherwise specified herein, all capitalized terms used in this Exhibit shall have the same meaning as described in the Agreement.

1. DEFINITIONS

PRODUCT

The term PRODUCT as used herein shall mean the most current version of SUPPLIER'S software PRODUCTs currently known as Voice Enhanced Service Platform (VESP(R)) and its components: Core (VDU Server, ORB Server, Directory Server, History Server and Alarm Server), WAN, Multi-Wan, Telephony, IVR, Web, Management Console (ManCon), Report, Path (includes Scripter and CQS), Recall, Agent, Desk-Link (help desk module) and Test-Link (Hammer integration module) together with all related documentation, and internal databases, made commercially available by SUPPLIER to its customers, or distributors and shall also include any New Modules made available by SUPPLIER.

The parties agree that Releases and New Modules which are released by the SUPPLIER shall be incorporated into and made part of the pricing tables included in Exhibit B.

If at any time SUPPLIER changes the name of the PRODUCT or any of its components, the new name or names shall be substituted in this Agreement and will include all functionality as referenced herein.

VESP(R) is a registered trademark of SUPPLIER.

     2.  DELIVERABLE ITEMS

For each PRODUCT provided to LUCENT by SUPPLIER under this Agreement, SUPPLIER shall furnish:

     (i)  Object Code on the appropriate media (3 copies);
     (ii) all printed Documentation applicable to (i) (3 copies);

                                       1A

Note: At the recipient's option, Documentation may be sent electronically via a file transfer from SUPPLIER.

          (iii) training per Exhibit C;

          (iv)  Technical Support per Exhibit D; and

          (v)   Demonstration Copies including sample integrations

3.   ACCEPTANCE

The PRODUCE will be deemed accepted by LUCENT if the PRODUCT functions and performs substantially in accordance with the Documentation and specifications at the time of installation. Acceptance and/or rejection of the PRODUCT shall be documented as described in Section 15, "Acceptance" of the Agreement.

4.   PERFORMANCE OF THE PRODUCT

PRODUCT performance will be established by LUCENT upon installation and implementation of PRODUCT by LUCENT and verification that the PRODUCT performs substantially in accordance with the Documentation.

5.   INSTALLATION REQUIREMENTS

All steps required for installation shall be clearly documented in the Installation Chapter of the user Documentation or an accessible README file provided with the PRODUCT.

All new Releases and/or New Modules when loaded will modify only files, directories and databases which are part of the PRODUCT. The PRODUCT operates with two (2) fixed format databases that do not change from Release and as a result, the End-User's business data should not be impacted by a new Release and/or New Module since the End User's applications accesses such business data from an End User's customized server. The End User should always verify their business data after the installation of any such Release and/or New Module.



                                       2A

6.   ON LINE ASSISTANCE FEATURES

An on line help command shall be provided in addition to a README file for the initial copy of the PRODUCT and all new releases and enhancements. These files shall contain:


     o    Installation requirements
     o    General description of the application
     o    Known caveats
     o    Compatibility requirements
     o    Release changes (what's new in this release)



                                       3A

                                   EXHIBIT B

                                PAYMENT SCHEDULE


Unless otherwise specified herein, all capitalized terms used in this Exhibit shall have the same meanings as described in the Agreement.

LUCENT will take orders for the PRODUCT, replicate and package the PRODUCT, bill End Users and make payments of the License Fees to SUPPLIER on a quarterly basis in accordance with the schedules set forth in the following tables. [*]

[*}

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       1B

[*]

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       2B

[*]

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       3B

[*]

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       4B

MAINTENANCE PRICING

Within [*] days from the end of each quarter, SUPPLIER will send payment to LUCENT equal to the percentage specified as commission associated with SUPPLIER's Maintenance Agreements sold by Lucent during the quarter. Unless otherwise specified by LUCENT, SUPPLIER shall send payment to the address stated in the "Notices" section of the Agreement.

SUPPLIER's Maintenance Agreement shall be sold by LUCENT according to the following Table**

------------------------------------------------------------------------------------
Term of Maintenance Agreement (years)   1          2         3         4         5
Commission                              [*]        [*]       [*]       [*]       [*]
Maintenance price to End User**         [*]        [*]       [*]       [*]       [*]
------------------------------------------------------------------------------------

[*]

[*]

[*]

*** Maintenance Pricing shall be adjusted in accordance with the provisions of
Section 12 of this Agreement.

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       5B

In the event an End User that is not under warranty or a Maintenance Agreement wishes to license Minor Releases and/or Maintenance Releases made available by SUPPLIER, such End User may license such Minor Releases and/or Maintenance Releases on a time and materials basis at the then current SUPPLIER prices for such Minor Release and/or Maintenance Releases. In the event an End User wishes to license Minor Releases and/or Maintenance Releases from LUCENT, such End User shall be able to do so. SUPPLIER and LUCENT agree to negotiate a reasonable fee to be paid to SUPPLIER by LUCENT for the license of such Minor Releases and/or Maintenance Releases.


                                       6B

                                   EXHIBIT C

                             TRAINING DELIVERABLES

SUPPLIER, subject to the terms and conditions contained herein, shall make training available to LUCENT at no charge. All capitalized terms used herein shall have the same meaning as described in the Agreement.

DOMESTIC

1.   Services Support and Implementation Training

Support training is intended to prepare LUCENT's technical staff to support questions from End Users on the PRODUCT, including diagnosis of problems, design, implementation and debugging of routing scripts, how to use reporting tools and details of the PRODUCT's interaction with different ACD, Dialer, CTI and VRU systems. Training should address all of the information made available under End User training and include specific materials, such as the answers to the most frequently asked questions by End Users directed to End User Support.

Implementation training will prepare LUCENT's Technologies Professional Services Consultants to design, configure, install, test, customize, integrate, and administer all components of the PRODUCT. Consultants need to be capable of supporting pre-sale configuration of the PRODUCT and responding to detailed customer issues, loading the PRODUCT on End User's Personal Computers and other computers, Installing PRODUCT at the End User's sites linking Dialer, CTI, ACD and VRU elements of the call center and training End Users in the use of the PRODUCT. The training will also provide Lucent personnel an understanding of call flow and script development.

In order to provide the highest level of technical and implementation support, upon LUCENT's request, SUPPLIER shall allow LUCENT personnel to complete an "internship" on-site with SUPPLIER to learn firsthand about the PRODUCT. Any and all travel and expenses of LUCENT's personnel shall be the responsibility of LUCENT.

LUCENT shall be allowed to train up to 50 students over the initial term of this Agreement. In the event that LUCENT desires to train personnel in excess of 50 students as specified herein, training shall be charged to LUCENT at SUPPLIER's then current rates. LUCENT shall divide this training allowance between domestic and international audiences.


                                       1C

SUPPLIER may also provide an optional "train the trainer" program to allow LUCENT to educate personnel about the PRODUCT who in turn will train other personnel of LUCENT to support the PRODUCT or act as a End User interface for trouble calls. Travel and expenses shall be borne by either LUCENT or SUPPLIER as appropriate.

SUPPLIER will provide timely training on Releases and new elements of the PRODUCT as they become available in order for LUCENT personnel to maintain knowledge of the then current PRODUCT.

2.   Sales Training

This training is intended to prepare the LUCENT Sales Channel in the operation, configuration and sale of the PRODUCT and sale of Maintenance Agreements.

SUPPLIER shall conduct one course annually in a one day session at multiple locations designed to familiarize the Sales Channel with the PRODUCT, to enable the Sales Channel to identify and qualify potential End Users, and to describe benefits and competitive advantages of PRODUCT to the potential End Users. The parties shall mutually agree to the frequency of the sessions, number of attendees and the locations for such training. If additional sessions in excess of the agreed frequency are requested by LUCENT, the parties shall agree to a fee for such sessions.

SUPPLIER will provide an annual in depth training course to develop a select group of sales individuals to be able to design, configure and sell SUPPLIER's PRODUCT. In the alternative, SUPPLIER may train one Lucent employee on changes to the PRODUCT who can then train additional LUCENT sales staff.

SUPPLIER will provide its sales tools and product information to allow sales personnel to design and configure and price a solution for the End User.

3.   End User Training

If requested, SUPPLIER will provide training classes to End Users at SUPPLIER's current rates, including reasonable travel and expenses.

SUPPLIER will provide reproducible training materials and instruction so that LUCENT may, at its option, conduct End User training courses.

At LUCENT's request, SUPPLIER shall also provide an optional "train the trainer" program to allow LUCENT to be able to conduct training sessions that will educate its personnel about the


                                       2C

                                   EXHIBIT D

                               TECHNICAL SUPPORT

Unless otherwise specified herein, all defined terms used in this Exhibit shall have the same meanings as described in the Agreement.

This Exhibit applies to Support to be provided by SUPPLIER during the Warranty period as defined in the Agreement and during the term of any Maintenance Agreement between an End User and SUPPLIER.

SUPPLIER acknowledges and agrees that LUCENT is currently assessing its role in the provision of Support for the PRODUCT to its End Users. As part of the initial implementation of this Agreement, SUPPLIER shall provide Support to all End Users during the warranty period and during the term of a Maintenance Agreement between SUPPLIER and the End User.

SUPPLIER agrees to provide LUCENT's End Users that purchase a Maintenance Agreement Support in accordance with the terms and conditions contained in SUPPLIER's Maintenance Agreement including customer support Monday through Friday, 8:00 AM 5:00 PM eastern standard time, excluding SUPPLIER's company holidays. Extended Support is available from SUPPLIER and shall be negotiated by the parties.

SUPPLIER agrees to commence negotiation of the transition of maintenance programs for the PRODUCT to LUCENT within 270 days from the effective date of this Agreement if LUCENT so requests. Such transition may include the provision of Level 1 and/or Level 2 support as defined below directly to the End User. Level 1 and Level 2 are defined as:

     Level 1: Initial and primary contact for the End User. Able to understand and discuss and diagnose PRODUCT modules, components. Provide known and easily remedied problems. Forward calls which are considered more difficult to a senior technical support team member.

     Level 2: Provide problem isolation, gather appropriate documentation, perform problem recreation, search problem databases, provide a work-around solution. Forward calls which are considered more difficult to Supplier for further diagnosis and problem resolution.

On a case-by case basis, if SUPPLIER and LUCENT agree to establish a prime/subcontractor relationship for the provision of Support to an End User, pricing for such prime/subcontractor relationship shall be mutually agreed between the parties.



                                       1D

                          POTENTIAL SUPPLIER END USERS

[*]


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT E

                         SUPPLIER'S EXISTING CUSTOMERS

[*]


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT F

                    VOICE ENHANCED SOFTWARE PLATFORM (VESP)
                           SOFTWARE LICENSE AGREEMENT



This Agreement made as of the _____ day of _______, 199__, between NABNASSET CORPORATION, a Massachusetts corporation with a usual place of business located at 15 Craig Road, Acton, MA 01720 ("Nabnasset"), and _______________________,
a corporation with a usual place of business situated at ____________________, ______________________ ("Licensee").

     In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   LICENSE GRANT

Subject to the terms and conditions of this Agreement, NABNASSET hereby grants to Licensee, and Licensee accepts, a non-transferable, non-assignable and non-exclusive license to use the Licensed Software (as defined below) provided by Nabnasset at the Designated Sites (as defined below) and in the configuration listed on Schedule A hereto.

Subject to the rights granted to Licensee pursuant to this Agreement, all right, title, and interest in and to the Licensed Software, Program Documentation, Confidential Information and all related materials are and shall at all times remain the sole and exclusive property of Nabnasset. Nabnasset may use, sell, assign, transfer, and license copies of and rights relating to the Licensed Software to third parties free from any claim or interference by Licensee.

Licensee shall not modify, enhance or otherwise change or supplement the Licensed Software without the prior written consent on Nabnasset. Licensee agrees that a modification or enhancement to the Licensed Software developed by Licensee, whether or not authorized by this Agreement, or by Nabnasset for Licensee, whether or not reimbursed by Licensee, shall be the exclusive property of Nabnasset. The modified or enhanced version of the Licensed Software shall not constitute computer software or a computer program different from the Licensed Software and as such, is encompassed by the terms and conditions of this Agreement.

2.   DEFINITIONS

As used in this Agreement the following words shall mean:

CALL CENTER APPLICATIONS means the internal Use by Licensee of the Licensed Software in a Workstation at a Designated Site for Use by Licensee to coordinate computerized data with voice data.

DESIGNATED SITES means locations of Licensee which have workstations and which are listed in Schedule A hereto which shall be updated quarterly by Licensee.

LICENSE FEES means the consideration set forth in Schedule B hereto to be paid to Licensee by Nabnasset with respect to the Licensed Software.

                             Nabnasset Confidential

Licensee shall not cause or permit display, loan, publication, transfer or possession (whether by sale, exchange, gift, operation of law or otherwise), sublicensing or other dissemination of the Licensed Software or Program Documentation, in whole or in part, to any third party without the prior written consent of Nabnasset.

The rights of Licensee under this Agreement to use the Licensed Software shall not be assigned or sublicensed by Licensee to any third party without the prior written consent of Nabnasset.

4.   CONFIDENTIALITY

Licensee hereby acknowledges that (i) the Licensed Software contains and is comprised of trade secrets, know-how and other confidential information of Nabnasset which constitutes and shall be treated as the confidential property of Nabnasset (the "Confidential Information"): (ii) this Agreement grants Licensee no title to or rights of ownership in the Licensed Software or any component thereof; (iii) Licensee shall keep in confidence all Confidential Information with respect to the Licensed Software and shall exercise all reasonable care to safeguard the confidentiality of the Licensed Software and
(iv) neither the Licensed Software nor any component thereof shall be duplicated or reproduced except as explicitly permitted hereunder without the prior written consent of Nabnasset.

Notwithstanding the foregoing, Confidential Information shall not include any information which (i) is or becomes part of the public domain through no act or omission on the part of the Licensee, (ii) is in the possession of Licensee, as evidenced by a writing, without actual or constructive knowledge of an obligation of confidentiality with respect thereto, at or prior to the time of disclosure under this Agreement; (iii) is released from confidential treatment by written consent of the disclosing party; (iv) is disclosed to Licensee by a third party with the legal right to make such disclosure.

All forms of the Licensed Software (including, but not limited to, storage units, magnetic media containers and/or printed listings) and all media used with the Licensed Software and all modifications thereto by Licensee, shall bear an appropriate copyright and proprietary notice in a form reasonably specified by Nabnasset. Licensing of the Licensed Software is not intended as an admission, nor should it be deemed to create a presumption, that publication of such materials has occurred.

Licensee acknowledges that unauthorized use or any use not authorized hereby, disclosure or transfer of the Confidential Information will: (i) substantially diminish the value of the trade secrets and other Confidential Information of Nabnasset; (ii) render the remedy at law of Nabnasset for such unauthorized use, disclosure or transfer inadequate; and (iii) cause irreparable harm to Nabnasset. Nabnasset shall be entitled to injunctive relief to protect the interests of Nabnasset herein, including but not limited to preliminary and permanent injunctive relief.


It is expressly understood by Licensee that the obligations of Licensee under this Section 4 shall survive the termination of this Agreement.

5.   TERM

The license granted under this Agreement shall be in effect from the date of this Agreement and shall remain in effect for ten (10) years or until sooner terminated in accordance with the provisions hereof. This Agreement shall be automatically extended for one five (5) year period unless Licensee gives written notice of termination to Nabnasset no less than six (6) months prior



                             Nabnasset Confidential
to the expiration of the initial term of this Agreement. All terms and conditions of this Agreement shall apply during the extended term.

6.   DELIVERY AND INSTALLATION

One copy of the Master Copy and one copy of the Program Documentation shall be delivered to Licensee on the date hereof unless a later date is mutually agreed upon. Nabnasset assumes the risk of loss to the Licensed Software until delivered to Licensee. Thereafter, the risk of loss or damage to the Licensed Software (except for replacement of defective items, pursuant to the applicable warranties herein or in the Maintenance Agreement, if any) shall be upon Licensee. Licensee shall be solely responsible for the selection, installation, management, and control of the utilization of the Licensed Software. Licensee shall be solely responsible for making copies of and installation of the Licensed Software at Workstations.

7.   PERFORMANCE WARRANTIES

Nabnasset hereby represents and warrants that the Licensed Software will, at the time of shipment, substantially conform to the Program documentation provided by Nabnasset when given normal, proper, and intended Use. Nabnasset shall have no obligation to make repairs or replacements to the Licensed Software to the extent any damage, defect, malfunction, error, or loss in, to, or out of the Licensed Software results in whole or in part from catastrophe, fault, or negligence of Licensee, or from improper or unauthorized Use of the Licensed Software, or use of the Licensed Software in a manner for which the Licensed Software was not designed, or by causes external to the Licensed Software such as but not limited to power failure or electric power surges.

Nabnasset will replace any Licensed Software storage media which is defective upon request by Licensee made within thirty (30) days after shipment of the Licensed Software and upon return of the original storage media containing the Licensed Software. The sole remedy of the Licensee for defects in the media shall be the repair or replacement of the defective media.

This warranty shall not be applicable in the event that any modifications to the Licensed Software or its storage media are made by Licensee or its employees, agents or contractors without the prior written consent of Nabnasset.

8.   DISCLAIMER OF IMPLIED WARRANTIES

THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES AND CONDITIONS EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THOSE CONCERNING MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.   LIMITATION OF DAMAGES

LIABILITY OF NABNASSET FOR ANY CAUSE OF ACTION WHATSOEVER, INCLUDING LIABILITY FOR ANY CLAIM OF INFRINGEMENT FOR PROPRIETARY RIGHTS, SHALL NOT EXCEED THE TOTAL AMOUNT OF LICENSE FEES THEN PAID TO DATE BY LICENSEE FOR LICENSED SOFTWARE. IN NO EVENT SHALL NABNASSET BE LIABLE FOR LOSS OF DATA, LOST PROFITS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES OF LICENSEE UNDER ANY CIRCUMSTANCES WHATSOEVER.


                             Nabnasset Confidential

10.  LICENSE FEES

In consideration of the license rights granted to Licensee pursuant to this Agreement. Licensee shall pay Nabnasset the License Fees and any additional expenses, including but not limited to travel, subsistence, and other reasonable documented expenses incurred by Nabnasset, in the amounts and at the times set forth on Schedule B hereto. Nabnasset reserves the right to invoice any such "out of pocket expenses" on a separate invoice. All payments are due to Nabnasset thirty (30) days from the receipt of invoice.

Any License Fee or other amount not timely paid hereunder shall bear interest at the rate of one and one half percent (1.5%) per month (or such lesser amount as may be the maximum amount allowed by law) for each month or portion thereof during which such fees or amounts are not paid. All amounts payable pursuant to this Agreement are exclusive of all federal, state, local, municipal, or other excise, sales, use, property, or similar taxes and fees (but not any income tax or any tax on or measured by income), now in force or enacted in the future, and all such taxes and fees shall be paid by Licensee. Licensee shall obtain and provide to Nabnasset any certificate of exemption or similar document required to exempt any transaction under this Agreement from sales tax, use tax, or other tax liability.

11.  MAINTENANCE AND TRAINING

Simultaneously with the execution of this Agreement, Licensee may enter into a Maintenance Agreement with Nabnasset. Upon shipment of the Licensed Software and the execution of the Maintenance Agreement. Licensee shall be provided by Nabnasset any and all released updates, maintenance, and support of the Licensed Software pursuant to the terms of Nabnasset's Maintenance Agreement. In no event shall Nabnasset be under any obligation to revise or update the Licensed Software or to maintain or support the Licensed Software in the event of a termination of the Maintenance Agreement unless Licensee agrees to obtain such update or support in a time and materials basis.

Upon the request of Licensee, Nabnasset will provide programming, project management, consulting, and other related services at its then current published hourly rates. The scope and charges for such services will be specified in a mutually satisfactory task order, which task order shall become effective upon acceptance and execution by Licensee and Nabnasset.

12.  INFRINGEMENT

If a third party claims that the Licensed Software infringes any United States patent or copyright, Nabnasset will, provided that Licensee is not in default hereunder, defend Licensee against such claim at the expense of Nabnasset and Nabnasset will pay all damages that a court of competent jurisdiction awards, provided that Licensee promptly notifies Nabnasset in writing of the claim, and allows Nabnasset to control, and cooperates with Nabnasset in, the defense of any such claim or any related settlement negotiations. In all events any settlement of such claim must be approved in writing by Nabnasset. If such a claim is made or appears possible, Nabnasset may, at its option, secure for Licensee the right of Licensee to continue to Use the Licensed Software, modify or replace the Licensed Software in order that the Licensed Software is no longer infringing, or, if neither of the foregoing alternatives is possible in the judgment of Nabnasset, require Licensee to return the Licensed Software for a credit equal to the portion of previously paid Licensee Fees allocable to the remainder of the term hereof. Nabnasset has no obligation with respect to any claim caused by modifications made by, or at the request of, Licensee to the Licensed Software and in accordance with specifications or designs of Licensee, modifications to the Licensed Software not authorized by Nabnasset, improper Use, or any utilization by Licensee which would constitute a default hereunder.



                             Nabnasset Confidential

THIS SECTION SETS FORTH THE ENTIRE OBLIGATION OF NABNASSET WITH RESPECT TO ANY CLAIM OF INFRINGEMENT

13.  DEFAULT AND TERMINATION

Either party may terminate this Agreement upon any breach of or default under this Agreement by the other party. The nonbreaching party may give notice of such breach or default to the breaching party and, with the exception of nonpayment provided for in Section 10, unless such breach shall be cured within thirty (30) days after delivery of such notice, then without limitation of any other remedy available hereunder, the nonbreaching party may terminate this Agreement forthwith by delivery of a notice of termination at anytime thereafter and before such breach or default has been cured.

If Licensee fails to pay the License Fees, any maintenance fees, taxes, duties, or other amounts due within ten (10) days after written notice from Nabnasset then, at the option of Nabnasset, this Agreement and all licenses hereunder shall terminate upon the date thereafter specified in the written notice from Nabnasset to Licensee.

If Licensee shall fail in any respect to comply with the requirement set forth in Section 4 above, Nabnasset may terminate this Agreement and all licenses hereunder immediately upon written notice delivered to Licensee.

If either party files a petition under any chapter of the Bankruptcy Code as amended or for the appointment of a receiver, or if an involuntary petition in bankruptcy is filed against such party and said petition is not discharged within thirty (30) days, or if either party shall become insolvent or make a general assignment for the benefit of its creditors, or if the business or property of either party shall come into the possession of its creditors or of a governmental agency or of a receiver, or if any preceding supplementary to judgment shall be commenced against either party, or any judgment against either party, not fully bonded, shall remain unpaid in whole or in part for at least thirty (30) days after entry thereof, then in any case, the other party may at its option terminate this Agreement.

Upon expiration or earlier termination of this Agreement, Licensee shall, at the request of Nabnasset (i) return to Nabnasset the Master Copy and all existing copies of the Licensed Software, Program Documentation and any related material or (ii) furnish to Nabnasset evidence satisfactory to Nabnasset that the Master Copy and all copies of the Licensed Software, Program Documentation, and any related material have been destroyed.

14.  DISPUTES

If any claim or dispute between Nabnasset and Licensee arising out of or related to this Agreement is not resolved through good faith negotiations between Licensee and Nabnasset, Licensee and Nabnasset shall submit the claim or dispute to binding arbitration before a single arbitrator knowledgeable in the telecommunications and software licensing fields or in commercial matters as agreed upon by the parties, or if the parties cannot agree upon an arbitrator within thirty (30) days, an arbitrator appointed by the American Arbitrator Association. The arbitration shall be conducted in the Commonwealth of Massachusetts, and the arbitration shall be conducted under the rules then prevailing of the American Arbitration Association. The arbitrator may award attorney's fees and costs as part of his award; however, such arbitrator shall not have the right to award punitive damages as part of any such award not have the authority to modify or

                             Nabnasset Confidential

     If to Licensee to:

           -------------------------------------

           -------------------------------------

           -------------------------------------

           ATTENTION:
                     ---------------------------

or such other address as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party. Any notice that is addressed and mailed, postage prepaid, in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is so placed in the mail. Any notice sent by overnight mail service will be presumed to have been duly given to the party on the next subsequent day after such overnight mail is sent.

Governing Law: This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

Severability: In the event that any provision herein shall be deemed invalid or unenforceable; the other provisions hereof shall remain in full force and effect and binding upon the parties hereto.

Force Majeure: Nabnasset shall not be responsible or liable for, or deemed in breach hereof because of any delay in the performance of its obligations hereunder to the extent caused by circumstances beyond its control, without its fault or negligence and that could not have been prevented by the exercise of due diligence, including but not limited to fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, acts of God, or similar circumstances beyond its control.

IN WITNESS WHEREOF, Nabnasset and Licensee have caused this Agreement to be executed as of the date first written above by their respective duly authorized officers.

      NABNASSET CORPORATION                       __________________________
By:                                         By:
      ---------------------------                 ---------------------------

Title:                                      Title:
      ---------------------------                 ---------------------------

Date:                                       Date:
      ---------------------------                 ---------------------------


SCHEDULE A

DESIGNATED SITE(S)

The Licensed Software is to for use at the following site(s):


LICENSEE CONFIGURATION

The configuration at the above site is as follows:

Switch:
VRU:
Desktop:
Server
Database:

                             Nabnasset Confidential

SCHEDULE C

The Right to Use Software License for Nabnasset's Voice Enhanced Service Platform Programs (VESP Programs) is provided to Licensee in the configuration detailed in Schedule A.

The following VESP server components are licensed for use depending upon services purchased:






                             Nabnasset Confidential

                                  ATTACHMENT 1
                             PREFERRED REGISTRATION
                          TECHNOLOGY ESCROW AGREEMENT

                      Account Number 1401056-00001-1221012

This Agreement is effective May 14, 1997, among Data Securities International, Inc. ("DSI"), Nabnasset Corporation ("Depositor") and Lucent Technologies Inc. ("Preferred Registrant"), who collectively may be referred to in this Agreement as "the parties".

A. Depositor and Preferred Registrant have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor. To distinguish from this Agreement, the other agreement(s) will be referred to as "the license agreement."

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Registrant in the conduct of its business and, therefore, Preferred Registrant needs access to the proprietary technology under limited circumstances.

D. Depositor and Preferred Registrant desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1 -- DEPOSITS

1.1  Obligation to Make Deposit.   Upon the signing of this Agreement by the
parties, Depositor shall deliver to DSI the proprietary information and other materials ("deposit materials") required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Registrant. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the deposit materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete an Exhibit B to list each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the deposit materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3 Deposit Inspection. When DSI receives the deposit materials and the Exhibit B. DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Registrant may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will sign the Exhibit B and mail a copy thereof to Depositor and Preferred Registrant. If DSI determines the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor and Preferred Registrant. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Registrant is Preferred Registrant's notice that the deposit materials have been received and accepted by DSI.

1.5  Depositor's Representations. Depositor represents as follows:

     a. Depositor lawfully possesses all of the deposit materials deposited with DSI;

     b. With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI and Preferred Registrant the rights as provided in this Agreement;

     c. The deposit materials consist of proprietary information and other materials identified either in the license agreement or Exhibit A, as the case may be.

1.6 Verification. Preferred Registrant shall have the right, at Preferred Registrant's expense, to cause a verification of any deposit materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials. If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 Deposit Updates. Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.8 Removal of Deposit Materials. The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Registrant, or as otherwise provided in this Agreement.

ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall maintain the deposit materials in a secure, environmentally safe, locked receptacle which is accessible only to authorized employees of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the deposit materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Registrant to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2 Status Reports. DSI will issue to Depositor and Preferred Registrant a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Registrant shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3 -- GRANT OF RIGHTS TO DSI

3.1 Title to Media. Depositor hereby transfer to DSI the title to the media upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. DSI shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement and shall provide written notice to Depositor of each such copy made. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the original deposit materials onto any copies made by DSI.

3.3 Right to Sublicense Upon Release. As of the effective date of this Agreement, Depositor hereby grants to DSI a non-exclusive, irrevocable, perpetual, and royalty-free license to sublicense the deposit materials to Preferred Registrant upon the release, if any, of the deposit materials in accordance with Section 4.5 below. Except upon such a release, DSI shall not sublicense or otherwise transfer the deposit materials.

ARTICLE 4 -- RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, "Release Conditions" shall mean the following:

     a. The occurrence and continuance of a material breach by the Depositor, or any successor of the Depositor, of the obligation of the Depositor to satisfy the maintenance and support obligations of the Depositor with respect to the Deposit Material being licensed by the Preferred Registrant, from the Depositor pursuant to the License Agreement, provided that, such breach is not waived by the Preferred Registrant or is not cured by Depositor within thirty (30) days of written notice from Preferred Registrant to Depositor; or

     b.   Depositor's failure to continue to do business in the ordinary course;
          or

     c. The filing by Depositor of a petition for protection under the Bankruptcy Code of the United States, or an involuntary petition which is not dismissed within ninety (90) days.

4.2 Filing For Release. If Preferred Registrant believes in good faith that a Release Condition has occurred, Preferred Registrant may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by Federal Express or equivalent.

4.3 Contrary Instructions. From the date DSI mails the notice requesting release of the deposit materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Registrant by registered or certified mail, return receipt requested, or by Federal Express or equivalent. Additionally, DSI shall notify both Depositor and Preferred Registrant that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement. Subject to
Section 5.2, DSI will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Registrant, (b) resolution pursuant to the Dispute Resolution provisions, or (c) order of a court.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the deposit materials to the Preferred Registrant or, if more than one registrant is registered to the deposit, to release a copy of the deposit materials to the Preferred Registrant. However, DSI is entitled to receive any fees due DSI before making the release. This Agreement will terminate upon the release of the deposit materials held by DSI.

4.5 Use License Following Release. Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Registrant shall have a non-exclusive, non-transferrable, irrevocable right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Registrant by the license agreement. Preferred Registrant shall be obligated to maintain the confidentiality of the released deposit materials.

ARTICLE 5 -- TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Registrant jointly instruct DSI in writing at any time after one year that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past-due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any other action under this agreement so long as any payment due to DSI remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Upon any termination of this Agreement by joint instruction of Depositor and Preferred registrant, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with such instructions. Upon any termination for nonpayment, DSI may, at its sole discretion, destroy the deposit materials or return them to Depositor. DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

5.4 Survival of Terms Following Termination. Upon any termination of this Agreement, the following provisions of this Agreement shall survive:

     a.   Depositor's representations (Section 1.5).

     b. The obligations of confidentiality with respect to the deposit materials.

     c. The licenses granted in the sections entitled right to Sublicense Upon Release (Section 3.3) and Use License Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination.

     d.   The obligation to pay DSI any fees and expenses due.

     e.   The provisions of Article 7.

     f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6 -- DSI'S FEES

6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the parties at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. All other fees are due upon receipt of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

ARTICLE 7 -- LIABILITY AND DISPUTES

7.1 Right to Reply on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. DSI shall perform its obligations under this Agreement in a reasonable and prudent manner. Provided DSI is not in breach of its obligations under the terms of this Agreement, the Depositor or Preferred Registrant (the "Indemnifying Party") each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorneys' fees and other liabilities incurred by DSI.

7.3 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association by a single arbitrator knowledgeable in computer systems. No punitive, exemplary, consequential or special damages shall be awarded. Unless otherwise agreed by Depositor and Preferred Registrant, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by Federal Express or equivalent, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the state of California, without regard to its conflict of law provisions.

7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

     a.   Give DSI at least two business days' prior notice of the hearing;

     b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

     c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8 -- GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Exhibits described herein, embodies the entire understanding between all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except Exhibit A need not be signed by DSI and Exhibit B need not be signed by Preferred Registrant.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class Mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor of Depositor or Preferred Registrant unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.








Nabnasset Corporation                        Lucent Technologies Inc.
---------------------                        ------------------------
Depositor                                    Preferred Registrant
By: /s/ DUNCAN I. MACKAY                     By: /s/ CHARLES KNOPF
   -----------------------                      ------------------------
Name: Duncan I. Mackay                       Name:   Charles Knopf

Title: Executive Vice President              Title: Relationship Manager
       ------------------------                 ------------------------

Date:  May 2nd, 1997                         Date:  May 5, 1997
       -------------------                          --------------------

                         Data Securities International, Inc.
                         By: /s/ KATHLEEN M. CUMMINS
                            -------------------------
                         Name: Kathleen M. Cummins

                         Title: Contract Administrator
                                ----------------------

                         Date:  5/14/97
                                -------------------

                                                                       EXHIBIT A
                           MATERIALS TO BE DEPOSITED

                    Account Number ________________________

Depositor represents to Preferred Registrant that Deposit Materials delivered to DSI shall consist of the following:



                                VESP Source Code







Nabnasset Corporation                        Lucent Technologies Inc.
---------------------                        ------------------------
Depositor                                    Preferred Registrant
By: /s/ DUNCAN I. MACKAY                     By: /s/ CHARLES KNOPF
   -----------------------                      ------------------------
Name: Duncan I. Mackay                       Name:  Charles Knopf

Title: Executive Vice President              Title: Relationship Manager
       ------------------------                     --------------------

Date:  May 2nd, 1997                         Date:  May 5, 1997
       -------------------                          --------------------

Date:___________________

                                                                       EXHIBIT B

                        DESCRIPTION OF DEPOSIT MATERIALS

Account Number_________________________________________________________________
Depositor Company Name_________________________________________________________

DEPOSIT TYPE:    ____________________ Initial _______________ Supplemental


ENVIRONMENT:
Host System CPU/OS_________________ Version___________________ Backup _________
Source System CPU/OS_________________ Version_________________ Compiler _______
Special Instructions: _________________________________________________________


DEPOSIT COPYING REQUIREMENT:
Hardware needed:________________________________________________________________
Software needed/Instructions:___________________________________________________


DEPOSIT MATERIALS:
Exhibit B Name__________________________________________ Version _______________
Item label description             Media                             Quantity




For Depositor, I certify that the above      For DSI, I certify that the deposit
described deposit materials have been        inspection has been completed
transmitted to DSI:                          (any exceptions are noted above):


By_____________________________________      By_________________________________

Print Name_____________________________      Print Name_________________________

Date___________________________________      Date of Acceptance_________________

                                             ISE______EX. B# ___________________

                                                                       EXHIBIT C

                               DESIGNATED CONTACT

                      Account Number 1401056-00001-1221012

Notices, Deposit Material returns and
communication, including delinquencies       Invoices to Depositor should be
to Depositor should be addressed to:         addressed to:

Company Name: Nabnasset Corporation
              ---------------------          -------------------------------
Address:      15 Craig Road
              ---------------------          -------------------------------
              Acton, MA 01720
              ---------------------          -------------------------------

              ---------------------          -------------------------------
Designated Contact:                  Contact:
                   ----------------          -------------------------------
Telephone:         (508) 787-2800
              --------------------------------------------------------------
Facsimile:         (508) 787-2834
              --------------------------------------------------------------

State of Incorporation:
                        ----------------------------------------------------

Notices and communications, including        Invoices to Preferred Registrant
delinquencies to Preferred Registrant        should be addressed to:
should be addressed to:

Company Name:  Lucent Technologies Inc.
               -------------------------------------------------------------
Address:       211 Mt. Airy Road
               -------------------------------------------------------------
               Basking Ridge NJ 07920
               -------------------------------------------------------------
               Room 26468
               -------------------------------------------------------------

Designated Contact: Charles Knopf            Contact: William Riley
                    --------------------              ----------------------
Telephone:          908 953 7037             908 953 8594
                    --------------------     -------------------------------
Facsimile:          908 953 2486             908 953 2486
                    --------------------     -------------------------------

Requests from Depositor or Preferred Registrant to change the Designated Contact should be given in writing by the Designated Contact or an authorized employee of Depositor or Preferred Registrant.

                                             Invoice Inquiries and fee
Contracts, Deposit Material and notices      remittances to DSI should be
to DSI should be addressed to:               addressed to:

DSI                                          DSI
Contract Administration                      Accounts Receivable
Suite 200                                    Suite 1450
9555 Chesapeake Drive                        425 California Street
San Diego, CA 92123                          San Francisco, CA 94104
Telephone: (619) 694-1900                    (415) 398-7900
Facsimile: (619) 694-1919                    (415) 398-7914
Date:      5-14-97
      -------------------

                                AMENDMENT NO. 1
                                     TO THE
                       SOFTWARE DISTRIBUTORSHIP AGREEMENT
                                    BETWEEN
                      LUCENT TECHNOLOGIES INC. ("LUCENT")
                                      AND
                       NABNASSET CORPORATION ("SUPPLIER")


WHEREAS, the parties entered into a Software Distributorship Agreement ("Agreement") dated May 5, 1997; and

WHEREAS, the parties have identified additional pricing information to be added to Exhibit B attached to and incorporated into the Agreement; and

WHEREAS, the parties have agreed to replace Exhibit B in its entirety to address such missing information;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, LUCENT and SUPPLIER hereby mutually agree as follows:

     1. Exhibit B of the Agreement is deleted in its entirety and replaced it with Exhibit B(1), dated June 19, 1997 as attached hereto.

In all other respects, the Agreement dated May 5, 1997 remains unchanged.

ACCEPTED AND AGREED:

LUCENT TECHNOLOGIES INC.                NABNASSET CORPORATION

By: /s/ CHARLES KNOPF                   /s/ DUNCAN I. MACKAY
   ------------------------             ---------------------------
Printed: Charles Knopf                  Printed: Duncan I. Mackay
         ------------------                      ------------------
Title: Relationship Manager             Title: EVP Field Operations
      ---------------------                    --------------------
Date:        6/20/97                    Date:       6/20/97
      ---------------------                    --------------------

                                   EXHIBIT B(1)

                                PAYMENT SCHEDULE

Unless otherwise specified herein, all capitalized terms used in this Exhibit shall have the same meanings as described in the Agreement.

[*]

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                       1B

Revised 06/20/97

[*]


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                       2B
Revised 06/20/97

[*]


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       3B

Revised 06/20/97

[*]


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                       4B

Revised 06/20/97

[*]


MAINTENANCE PRICING

[*]

SUPPLIER's Maintenance Agreement shall be sold by LUCENT according to the following Table**:

-------------------------------------------------------------------------
Term of Maintenance Agreement (years)   1    2      3    4      5    6
Commission                              [*]  [*]    [*]  [*]    [*]  [*]
Maintenance price to End User**         [*]  [*]    [*]  [*]    [*]  [*]
-------------------------------------------------------------------------

[*]

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       5B

Revised 06/20/97

[*]


***Maintenance Pricing shall be adjusted in accordance with the provisions of Section 12 of this Agreement.


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

For Maintenance Services on a 7X24 basis, the following surcharge percentages shall be added to the above Maintenance fees:

-------------------------------------------------------------------------
Term of Agreement (years)               [*]  [*]    [*]  [*]    [*]  [*]
Surcharge                               [*]  [*]    [*]  [*]    [*]  [*]
-------------------------------------------------------------------------

In the event an End User that is not under warranty or a Maintenance Agreement wishes to license Minor Releases and/or Maintenance Releases made available by SUPPLIER, such End User may license such Minor Releases and/or Maintenance Releases on a time and materials basis at the then current SUPPLIER prices for such Minor Release and/or Maintenance Releases. In the event an End User wishes to license Minor Releases and/or Maintenance Releases from LUCENT, such End User shall be able to do so. SUPPLIER and LUCENT agree to negotiate a reasonable fee to be paid to SUPPLIER by LUCENT for the license of such Minor Releases and or Maintenance Releases.

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       7B

                                AMENDMENT NO. 2
                                     TO THE
                       SOFTWARE DISTRIBUTORSHIP AGREEMENT
                                    BETWEEN
                      LUCENT TECHNOLOGIES INC. ("LUCENT")
                                      AND
                       NABNASSET CORPORATION ("SUPPLIER")

WHEREAS, the parties entered into a Software Distributorship Agreement ("Agreement") dated May 5, 1997; and

WHEREAS, the parties have identified additional pricing information to be added to Exhibit B attached to and incorporated into the Agreement; and

WHEREAS, the parties have agreed to replace Exhibit B in its entirety to address such missing information;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, LUCENT and SUPPLIER hereby mutually agree as follows:

     1. Exhibit B of the Agreement is deleted in its entirety and replaced it with Exhibit B(2), dated August 27, 1997 as attached hereto.

In all other respects, the Agreement dated May 5, 1997 remains unchanged.

ACCEPTED AND AGREED:

LUCENT TECHNOLOGIES INC.                     NABNASSET CORPORATION

By: /s/ CHARLES KNOPF                        By: /s/ DUNCAN I. MACKAY
   -------------------------                    --------------------------

Printed: Charles Knopf                       Printed: Duncan I. Mackay
        --------------------                         ---------------------

Title:  Relationship Manager                 Title:  EVP Field Operations
        --------------------                         ---------------------

Date:     9/2/97                             Date:    9/5/97
     -----------------------                      ------------------------

                                  EXHIBIT B(2)

                                PAYMENT SCHEDULE


Unless otherwise specified herein, all capitalized terms used in this Exhibit shall have the same meanings as described in the Agreement.

[*]


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                       1B

Revised 08/27/97

[*]


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                       2B
Revised 08/27/97

[*]


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       3B

[*]


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       4B

[*]

Should the parties identify an opportunity for a site and/or corporate license which requires the establishment of a specific License Fee, the parties shall negotiate such specific Licence Fee, negotiate the percentage that each party shall receive for the licensing of the PRODUCT and negotiate the proportion of the License Fee that shall accumulate toward the total License Fees payable to SUPPLIER.

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       5B

MAINTENANCE PRICING

Within thirty (30) days from the end of each quarter, SUPPLIER will send payment to LUCENT equal to the percentage specified as commission associated with SUPPLIER's Maintenance Agreements sold by Lucent during the quarter. Unless otherwise specified by LUCENT, SUPPLIER shall send payment to the address stated in the "Notices" section of the Agreement.

SUPPLIER's Maintenance Agreement shall be sold by LUCENT according to the following Table**:

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Term of Maintenance Agreement (years)    [*]      [*]      [*]      [*]      [*]      [*]
-------------------------------------------------------------------------------------------
Commission                               [*]      [*]      [*]      [*]      [*]      [*]
-------------------------------------------------------------------------------------------
Maintenance price to End User**          [*]      [*]      [*]      [*]      [*]      [*]
-------------------------------------------------------------------------------------------

[*]

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       6B

[*]


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

***Maintenance Pricing shall be adjusted in accordance with the provisions of
Section 12 of this Agreement.

For Maintenance Services on a 7X 24 basis, the following surcharge percentages shall be added to the above Maintenance fees:

-------------------------------------------------------------------------
Term of Agreement (years)               [*]   [*]   [*]  [*]    [*]  [*]
Surcharge                               [*]   [*]   [*]  [*]    [*]  [*]
-------------------------------------------------------------------------

In the event an End User that is not under warranty or a Maintenance Agreement wishes to license Minor Releases and/or Maintenance Releases made available by SUPPLIER, such End User may license such Minor Releases and/or Maintenance Releases on a time and materials basis at the then current SUPPLIER prices for such Minor Release and/or Maintenance Releases. In the event an End User wishes to license Minor Releases and/or Maintenance Releases from LUCENT, such End User shall be able to do so. SUPPLIER and LUCENT agree to negotiate a reasonable fee to be paid to SUPPLIER by LUCENT for the license of such Minor Releases and or Maintenance Releases.


[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                       8B

                                AMENDMENT NO. 3
                                     TO THE
                        SOFTWARE DISTRIBUTION AGREEMENT
                                    BETWEEN
                      LUCENT TECHNOLOGIES INC. ("LUCENT")
                                      AND
                       NABNASSET CORPORATION ("SUPPLIER")

WHEREAS, the parties entered into a Software Distribution Agreement ("Agreement") dated May 5, 1997 and amended such Agreement June 20, 1997 and September 5, 1997; and

WHEREAS, the parties have identified additional pricing information to be added, deleted and modified to Exhibit B attached to and incorporated into the Agreement; and

WHEREAS, the parties have agreed to replace Exhibit B(2) in its entirety to address such information;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, LUCENT and SUPPLIER hereby mutually agree as follows:

     1. Exhibit B(2) of the Agreement is deleted in its entirety and replaced with Exhibit B(3), dated December 15, 1997 as attached hereto.

In all other respects, the Agreement dated May 5, 1997 remains unchanged.

ACCEPTED AND AGREED:

LUCENT TECHNOLOGIES INC.               NABNASSET CORPORATION

By: /s/ CHARLES KNOPF                  By: /s/ DUNCAN I. MACKAY
   ---------------------------------       -----------------------------------

Printed: Charles Knopf                 Printed: Duncan I. Mackay
        ----------------------------            ------------------------------

Title: Business Development Manager    Title: Vice President & General Manager
       ----------------------------           --------------------------------

Date:     12/10/97                     Date:   12/15/97
     ------------------------------          ---------------------------------


                                       1B



Revised 12/15/97

                                  EXHIBIT B(3)

                                PAYMENT SCHEDULE

Unless otherwise specified herein, all capitalized terms used in this Exhibit shall have the same meanings as described in the Agreement.

[*]



[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                       2B

Revised 12/15/97

[*]



[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                       3B

[*]

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       4B

[*]

Should the parties identify an opportunity for a site and/or corporate license which requires the establishment of a specific License Fee, the parties shall negotiate such specific License Fee, negotiate the percentage that each party shall receive for the licensing of the PRODUCT and negotiate the proportion of the License Fee that shall accumulate toward the total License Fees payable to SUPPLIER.

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       5B

MAINTENANCE PRICING

Within thirty (30) days from the end of each quarter, SUPPLIER will send payment to LUCENT equal to the percentage specified as commission associated with SUPPLIER's Maintenance Agreement sold by Lucent during the quarter. Unless otherwise specified by LUCENT, SUPPLIER shall send payment to the address stated in the "Notices" section of the Agreement.

SUPPLIER's Maintenance Agreement shall be sold by LUCENT according to the following Table**:

-------------------------------------------------------------------------
Term of Maintenance Agreement (years)   [*]  [*]    [*]  [*]    [*]  [*]
Commission                              [*]  [*]    [*]  [*]    [*]  [*]
Maintenance price to End User**         [*]  [*]    [*]  [*]    [*]  [*]
-------------------------------------------------------------------------

[*]

LUCENT shall include a statement in all quotations for multiple year Maintenance Agreements which states that discounts for multi-year term Maintenance Agreements as described in the schedule above shall be available to End Users who agree to be invoiced by and pay in full to SUPPLIER the total cost of the multi-year term of the Maintenance Agreement prior to the commencement of services.

Should SUPPLIER and LUCENT identify an opportunity to sell maintenance services to an End User which requires the establishment of special maintenance pricing or terms different from those stated in this Section of Exhibit B, the parties shall negotiate mutually acceptable prices, terms and commissions.

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       6B

[*]

[*]

***Maintenance Pricing shall be adjusted in accordance with the provisions of
Section 12 of this Agreement.

For Maintenance Services on a 7x24 basis, the following shall be used in lieu of the above Maintenance fees:

Term of Agreement (years)          1         2         3         4         5         6
Maintenance Price to End User      [*]       [*]       [*]       [*]       [*]       [*]
Commission                         [*]       [*]       [*]       [*]       [*]       [*]

In the event an End User that is not under warranty or a Maintenance Agreement wishes to license Minor Releases and/or Maintenance Releases made available by SUPPLIER, such End User may license such Minor Releases and/or Maintenance Releases on a time and materials basis at the then current SUPPLIER prices for such Minor Release and/or Maintenance Releases. In the event an End User wishes to license Minor Releases and/or Maintenance Releases from LUCENT, such End User shall be able to do so. SUPPLIER and LUCENT agree to negotiate a reasonable fee to be paid to SUPPLIER by LUCENT for the license of such Minor Releases and/or Maintenance Releases.

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       7B

Revised 12/15/97

                                AMENDMENT NO. 4
                                     TO THE
                        SOFTWARE DISTRIBUTION AGREEMENT
                                    BETWEEN
                      LUCENT TECHNOLOGIES INC. ("LUCENT")
                                      AND
                       NABNASSET CORPORATION ("SUPPLIER")

WHEREAS, the Lucent Technologies Inc. and Nabnasset Corporation entered into a Software Distribution Agreement dated May 5, 1997, which was subsequently amended on June 20, 1997; September 5, 1997; and December 15, 1997 (collectively, the "Agreement"); and

WHEREAS, Quintus Corporation ("Quintus") assumed all of the rights, obligations, and duties of Nabnasset Corporation pursuant to a letter agreement dated October 29, 1997; and

WHEREAS, Lucent and Quintus now wish to further amend the Agreement, specifically related to the provision of services by Quintus to Lucent.

NOW THEREFORE, in consideration of the premises and other good an valuable consideration, the receipt and sufficiency of which is acknowledged hereby, Lucent and Quintus hereby mutually agree as follows:

1. The parties hereby change the title of this Agreement to "Software Distribution Agreement between Lucent Technologies Inc. and Quintus Corporation." The parties acknowledge that all references to SUPPLIER in the Agreement are to Quintus Corporation.

2. Exhibit B(3) is hereby modified to delete, in its entirety, the section entitled Maintenance Pricing and to insert, in its place, a new section entitled Maintenance Fee, attached hereto as Addition to Exhibit B(3).

3. Exhibit D of the Agreement is hereby deleted in its entirety and replaced with Exhibit D(1), attached hereto, which Exhibit shall be effective as of the Effective Date of this Amendment No. 4. Notwithstanding anything contained in the Agreement to the contrary, all references to a Maintenance Agreement between the parties in the Agreement shall henceforth refer solely to Exhibit D(1).

4. Section 20 of the Agreement is hereby amended as follows: The last sentence in the second paragraph of Section 20 is amended to read, "Should the original reporting End User wish to receive the bug fix or workaround patch, SUPPLIER reserves the right to charge Lucent for the reasonable time and material expended pursuant to Exhibit D(1) (Technical Support) for such correction if the End User is not under a Maintenance Agreement."

5. The Effective Date of this Amendment shall be the later date that either of the parties executes this Amendment.

In all other respects, the Agreement, as amended, remains unchanged.

ACCEPTED AND AGREED:

LUCENT TECHNOLOGIES INC.                QUINTUS CORPORATION

By: /s/ CHARLES KNAPF                   By: /s/ ROGER A. NUNN
    ---------------------------------       -----------------------------------

Name: Charles Knapf                     Name: Roger A. Nunn
      -------------------------------         ---------------------------------

Title: Business Development             Title: Senior VP Sales
       ------------------------------          --------------------------------

Date: 3/8/99                            Date: 3/12/99
      -------------------------------         ---------------------------------

                            ADDITION TO EXHIBIT B(3)


MAINTENANCE FEE

Within [*] from the end of each calendar month, Lucent shall send SUPPLIER a fee of [*] per Site per month for those customers who elect to take, through Lucent, a post-warranty maintenance contract for Quintus Products for work performed from [*] Monday through Friday. For each customer, this fee will be paid by Lucent to Quintus monthly beginning at the conclusion of each customer's warranty period, as set forth in the Distribution Agreement in Section 18A. In addition, Quintus will be available for out of hours coverage by pager. Lucent will pay Quintus [*] for work performed outside of Quintus' normal business hours [*] Monday through Friday). Billing for such out-of-hours work will occur in 30 minute increments.

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT D(1)

                               TECHNICAL SUPPORT

This Exhibit applies to support given by SUPPLIER for the PRODUCT.

LUCENT OBLIGATIONS

Lucent is to provide first, second and third level technical support to their customers and shall be responsible for receiving and responding to all calls for maintenance and support. Lucent shall be responsible to identify and track their customers issues. For problems that cannot be resolved by Lucent, Lucent will escalate the problem to Quintus for fourth level support. Quintus will be under no obligation to accept any calls from Lucent's customers.

Definition of Levels

o FIRST LEVEL technical problems are usually questions about a Quintus product that requires an explanation of a feature, function, error message, installation or system administration. The answers to these questions are usually found in Quintus product manuals.

o SECOND LEVEL technical problems are usually questions about customization, recommendations with design, integration, or development. Other second level problems may require debugging the customers' designs and code.

o THIRD LEVEL technical problems are suspected to be product defects, product performance issues, or product enhancement requests.

o FOURTH LEVEL technical problems are all Third Level issues which, given best efforts by Lucent, could not be resolved.

SERVICE CENTER

Lucent will equip, staff and maintain a Quintus CTI-enabled Service Center. This Service Center will have laboratory environment that will have a dedicated set of servers, agents, phones, switch(es) and IVRs provided by Lucent.

PAYMENT

Lucent will pay Quintus a fee [*] per Site per month for those customers who elect to take, through Lucent, a post-warranty maintenance contract for Quintus Products for work performed from [*] Monday through Friday. For each customer, this fee will be paid by Lucent to Quintus monthly beginning at the conclusion of each customer's warranty period, as set forth in the Distribution Agreement in Section 18A. In addition, Quintus will be available for out of hours coverage by pager, Lucent will pay Quintus [*] for work performed outside of Quintus' normal business hours ([*] Monday through Friday). Billing will occur in 30 minute increments. The fee out of hours support will be reviewed annually.

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition of Site: Each customer installation of the Quintus Core Services is considered a separate Site.

In addition, Lucent will pay Quintus the time and expense (T&E) rates in effect at the time Quintus provides services for those Lucent's customers that require support but are not under current maintenance contract. These customers which are not under maintenance contracts will not be entitled to patches or upgrades.

NOTIFICATION

At least five (5) days prior to the beginning of each month, Lucent will provide Quintus a list of Lucent's customers who will be entering maintenance contracts for Quintus products during the upcoming months. Said list will include the following information:

o Customer name
o Site address(es)

REMOTE ACCESS

During the term of this Agreement Lucent will make a good faith effort to provide Quintus with remote access to the system(s) upon which the Software is installed. Such access will be provided upon request by Quintus and will be continuously available in any period when a problem reported by Lucent to Quintus remains unresolved. Lucent and Quintus will mutually agree upon the hardware and software facilities for remote access, and Lucent will make best efforts to provide such facilities. In the event Lucent fails to provide such access in a timely manner, Quintus shall not be deemed in breach of this Agreement due to inability to respond.

QUINTUS OBLIGATIONS

SUPPORT SERVICES DESCRIPTION

Standard Quintus Support Services provides Lucent with fourth level technical support and consists of the following:

o A toll free Quintus Customer Support Line
o Direct access to a Technical Support Engineer during Quintus business hours
o 24 hours access to Quintus' call tracking system
o 24 hours access to Quintus' call solutions database
o 24 hours access to Quintus' defects database
o Problem Solving
o Problem Tracking
o Bug Reporting
o Clarification of documentation
o Software maintenance releases and updates
o Bug fixes
o Reporting mechanism for Lucent to generate summaries of problems logged
o Priority problem escalation to engineering

- Enhancements and Feature upgrades at no additional charge

Quintus will also make available, at the time and expense rates in effect at the time Quintus provides services, 24 by 7 on-call pager support for CRITICAL Priority (Severity Level 4) Problems.

COMMUNICATIONS

This Agreement shall provide technical support access for two (2) named Lucent contacts that have received appropriate Quintus training. Additional support contacts may be purchased at the price in effect at the time Lucent requests the service.

Lucent will notify Quintus of problems via phone calls, emails or direct entry into the Quintus' Call Tracking System via WebQ. Quintus Technical Support staff will log and track all Lucent assistance requests and responses in its database. Lucent may contact Quintus Technical Support staff to track the progress of their requests during normal Quintus business hours using the call ID provided at the time the problem is logged. Lucent also has 24-hour WebQ access to the Quintus Call Tracking System to monitor progress on issues.

Where required for cross-referencing purposes, Lucent may use WebQ annotate the Quintus call to include the Lucent's ticket number.

SERVICE LEVEL AGREEMENT

DEFINITION

Quintus prioritizes support in relation to the severity of the problem. Quintus' standard descriptions used to determine the level of support to be provided are:

- A CRITICAL Priority (Severity Level 4) Problem is defined as a problem that causes significant impact to a production system for the majority of agents. Typical examples would include a production system down condition; when Quintus Software located on a production system is unusable; is causing data loss or corruption; or fails catastrophically in response to internal errors, invalid input or user error. For NABNASSET-CTI Programs, this will only apply to the server software supplied by Quintus and its connectivity to PC-based programs. The severity level does not apply to Lucent- or Customer- provided or installed program(s) affecting individual Quintus PC software installations.

- A HIGH Priority (Severity Level 2) Problem is defined as a moderate production system impact, when important features of the Software do not function in accordance with the documentation or restricted use of one or more functions. A problem affecting a Test or Development System, severely affecting the "Go Live" date is also considered "high." This includes PC-based CTI programs.

- A MEDIUM Priority (Severity Level 1) Problem is defined as a minor system impact that restricts the use of features and functionality of the Software. A problem that moderately impacts a Test or Development System or is isolated to a few agents is also given Medium Priority.

- A LOW Priority Problem is defined as a "How To" question or Enhancement request.

RESOLUTION

During the term of this Agreement, Quintus shall use reasonable efforts to correct or provide workarounds for all reproducible programming Problems in the Products attributable to Quintus with a level of effort commensurate with the severity of the Problem or Error.

- For CRITICAL Priority (Severity Level 4) Problem, Quintus will use reasonable efforts to respond to Lucent within one (1) hour to determine the problem. Quintus will work diligently to assist Lucent with the Critical Priority Problem and will make all reasonable efforts to reproduce and resolve all issues within twenty-four hours (24) of receipt of all pertinent information regarding the problem from Lucent. If a solution or workaround can not be found, or if progress towards problem resolution is stalled after the twenty-four hour period, the problem is escalated to Engineering for resolution. The problem is deemed resolved if a solution or a workaround is provided to Lucent. If the problem is due to a Quintus product defect, a patch may be provided to Lucent. Quintus will provide Lucent with four (4) hour updates until problem is resolved.

- For HIGH Priority (Severity Level 2) Problem, Quintus will use reasonable efforts to respond to Lucent within four (4) hours to determine the problem and to make a first attempt at problem reproduction and resolution. If the first attempt is unsuccessful, Quintus Technical Support Engineers will provide continuous effort to resolve Lucent issues for two (2) business days after which time the problem is escalated to Engineering for assistance. The problem is deemed resolved if a solution or a workaround is provided to Lucent. Quintus will provide Lucent with updates twice a week until problem is resolved.

- For MEDIUM Priority (Severity Level 1) Problem, Quintus will use reasonable efforts to respond within eight (8) hours to give an assessment of the problem and a time period in which the problem may be addressed. A Medium Priority problem is deemed resolved once a solution is provided, a workaround is provided or a defect identified to be addressed in the next product update.

- For LOW Priority Problems Quintus will use reasonable efforts to respond. Preliminary status will be provided within forty-eight (48) hours.

Resolution time begins when Quintus is notified of the problem and is measured in Quintus business hours. 24x7 support for Critical Priority problems is available at additional charge.

Quintus will provide customer on-site support for Critical (Severity Level 4) trouble resolution, if deemed necessary by all parties. If Quintus provides on-site support at the customer's request, Quintus will bill Lucent at then current time and expense (T&E) rates.

ESCALATION

If during the course of problem resolution Lucent determines that Quintus is not meeting established goals, Lucent can escalate the problem to the Manager of Technical Support, then Director of Technical Support, then Vice President of WorldWide Customer Support Services.

TERMS OF SUPPORT

Maintenance is limited to versions of the Software that are supported by Quintus and to problems that are reproducible in that version of the Software, running unaltered on the Designated Computers.

Quintus shall provide technical support for the current version of the Software. Additionally, Quintus will support the previous sequential release of the Software for a period of twelve (12) months following the release of a subsequent version.

Corrections to certain problems may only be available through a future version of the Software or through a documentation update.

Maintenance services will not be provided if the:

- Software is not used in accordance with the software license agreement under which the Software was supplied to Lucent;

- Software has been altered or modified by Lucent, its Customer or a third party;

- Lucent makes significant changes to the hardware and/or software in their operating environments that are not supported by the Software.

SOFTWARE UPDATE SERVICE

There will be no additional charge for providing new/current releases to customers with a current Maintenance Contract. Customers under Maintenance shall receive all generally released enhancements to the Software and all documentation updates as well as new versions of the Software ("Updates") as they are made commercially available. This does not include significant changes in functionality and new releases of the Quintus Software. It will be Lucent's responsibility to provide their customers with the software updates.

If Lucent requests Quintus support with the installation of new/current releases, then Quintus will provide support and charge Lucent at the time and expense (T&E) rates in effect at the time Quintus provides the service.

YEAR 2000 COMPLIANCE

Subject to any hardware limitations with respect to time and date stamps, Quintus certifies that CustomerQ version 3.3 and higher, HelpQ versions 3.3 and higher,

CallCenterQ version 4.0 and higher, SalesQ version 4.0 and higher, and Nab CTI version 3.6 and higher ("Software") are "Year 2000" compliant. "Year 2000" compliant means that the Software will record, maintain and process accurate dates for all dates including and following January 1, 2000, including leap years, provided that all other products used by the Customer in connection or combination with the Software, including without limitation, hardware, software and firmware, accurately exchange date data with the Software.

KNOWLEDGE TRANSFER

Quintus will make a good faith effort to provide Lucent with knowledge transfer on all new Product Releases/Maintenance Releases. This knowledge transfer may include release notes, invitations to appropriate internal trainings, and ride alongs on appropriate engagements or presentations.

Quintus will also share access to our Solutions database which contains frequently asked questions and answers.

CESSATION OF SERVICE

In the event that Quintus ceases to offer maintenance on any Quintus software licensed by Lucent, or any component thereof used by Lucent, Quintus agrees to provide Lucent with reasonable notice and options for continued support of the software on an as needed basis for a period of one (1) year from the date of cessation of service.

REINSTATEMENT FEES

In the event maintenance is not renewed or was never originally procured; a reinstatement fee will be assessed. The reinstatement fee is equal to the maintenance fee for the period in which the Software was not under maintenance plus [*] of such fee.

[*] Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.